Exhibit 10.49

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT




             PNC BANK, NATIONAL ASSOCIATION (AS LENDER AND AS AGENT)




                                      WITH


                     U.S. RUBBER RECLAIMING, INC. (BORROWER)






                          Dated as of October 25, 2002

                                Table of Contents



1.       DEFINITIONS ........................................................1
         1.1 ACCOUNTING TERMS ...............................................1
         1.2 GENERALTERMS....................................................1
1.1      UNIFORM COMMERCIAL CODE TERMS.......................................16
1.2      CERTAIN MATTERS OF CONSTRUCTION.....................................16
2.       ADVANCES, PAYMENTS..................................................16
2.1      REVOLVING ADVANCES..................................................16
2.2      DISCRETIONARY
                  RIGHTS.....................................................17
         2.3      PROCEDURE FOR REVOLVING ADVANCES BORROWING ................17
         2.4      DISBURSEMENT OF ADVANCE PROCEEDS...........................19
         2.5      TERM LOAN..................................................19
         2.6      MAXIMUM ADVANCES.......................................... 20
         2.7      REPAYMENT OF ADVANCES..................................... 20
         2.8      REPAYMENT OF EXCESS ADVANCES ............................. 20
         2.9      STATEMENT OF ACCOUNT...................................... 20
         2.10     LETTERS OF CREDIT......................................... 21
         2.11     ISSUANCE OF LETTERS OF CREDIT..............................21
         2.12     REQUIREMENTS FOR ISSUANCE OF LETTERS OF CREDIT.............22
         2.13     ADDITIONAL PAYMENTS........................................23
         2.14     MANNER OF BORROWING AND PAYMENT........................... 23
         2.15     MANDATORY PREPAYMENTS..................................... 25
         2.16     USE OF PROCEEDS........................................... 25
         2.17     DEFAULTING LENDER......................................... 25
3.      INTEREST AND 0FEES...................................................26

3.1     INTEREST.............................................................26
3.2     LETTER OF CREDIT FEES .............................................. 26
3.3     CLOSING FEE..........................................................27
3.4     FACILITY FEE.........................................................27
3.5     COLLATERAL EVALUATION FEE........................................... 28
3.6     COLLATERAL MONITORING FEE........................................... 28
3.7     COMPUTATION OF INTEREST AND FEES.................................... 28
3.8     MAXIMUM CHARGES..................................................... 28
3.9     INCREASED COSTS..................................................... 28
3.10    BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR............ 29
3.11    CAPITAL ADEQUACY.....................................................30
3.12    GROSS UP FOR TAXES.................................................. 30
3.13    WITHHOLDING TAX EXEMPTION .......................................... 30

4.      COLLATERAL: GENERAL TERMS........................................... 31
4.1     SECURITY INTEREST THE COLLATERAL.................................... 31
4.2     PERFECTION OF SECURITY INTEREST..................................... 31
4.3     DISPOSITION OF COLLATERAL........................................... 32
4.4     PRESERVATION OF COLLATERAL.......................................... 32
4.5     OWNERSHIP OF COLLATERAL..............................................32
4.6     DEFENSE OF AGENT'S AND LENDER'S INTERESTS .......................... 32
4.7     BOOKS AND RECORDS................................................... 33
4.8     FINANCIAL DISCLOSURE................................................ 33
4.9     COMPLIANCE WITH LAWS ............................................... 33
4.10    INSPECTION OF PREMISES ............................................. 34

4.11    INSURANCE............................................................34
4.12    FAILURE TO PAY INSURANCE ........................................... 34
4.13    PAYMENT OF TAXES.....................................................35
4.14    PAYMENT OF LEASEHOLD OBLIGATIONS.................................... 35
4.15    RECEIVABLES..........................................................35
        4.15.1  Nature of Receivables....................................... 35
        4.15.2  Solvency of Customers ...................................... 35
        4.15.3  Location of Borrower........................................ 35
        4.15.4  Collection of Receivables................................... 35
        4.15.5  Notification of Assignment of Receivables................... 36
        4.15.6  Power of Agent to Act on Borrower's Behalf.................. 36
        4.15.7  No Liability.................................................36
        4.15.8  Establishment of a Lockbox Account, Dominion Account ....... 37
        4.15.9  Adjustments..................................................37
4.16    INVENTORY............................................................37
4.17    MAINTENANCE OF EQUIPMENT............................................ 37
4.18    EXCULPATION OF LIABILITY............................................ 37
4.19    ENVIRONMENTAL MATTERS................................................38
4.20    FINANCING STATEMENTS ............................................... 40

5.      REPRESENTATIONS AND WARRANTIES...................................... 40
5.1     AUTHORITY............................................................40
5.2     FORMATION AND QUALIFICATION..........................................40
5.3     SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................41
5.4     TAX RETURNS..........................................................41
5.5     FINANCIAL STATEMENTS.................................................41
5.6     CORPORATE NAME.......................................................42
5.7     O.S.H.A. AND ENVIRONMENTAL COMPLIANCE............................... 42
5.8     SOLVENCY; NO LITIGATION, VIOLATION, INDEBTEDNESS OR DEFAULT ........ 42
5.9     PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES ....................... 43
5.10    LICENSES AND PERMITS................................................ 44
5.11    DEFAULT OF INDEBTEDNESS............................................. 44
5.12    NO DEFAULT...........................................................44
5.13    NO BURDENSOME RESTRICTIONS.......................................... 44
5.14    NO LABOR DISPUTES....................................................44
5.15    MARGIN REGULATIONS...................................................44
5.16    INVESTMENT COMPANY ACT.............................................. 45
5.17    DISCLOSURE...........................................................45
5.18    DELIVERY OF MEZZANINE DOCUMENTATION ................................ 45
5.19    SWAPS................................................................45
5.20    CONFLICTING AGREEMENTS...............................................45
5.21    APPLICATION OF CERTAIN LAWS AND REGULATIONS .........................45
5.22    BUSINESS AND PROPERTY OF BORROWER................................... 45
5.24    SECTION 20 SUBSIDIARIES..............................................45

6.      AFFIRMATIVE COVENANTS................................................46
6.1     PAYMENT OF FEES......................................................46
6.2     CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS .........46
6.3     VIOLATIONS...........................................................46
6.4     GOVERNMENT RECEIVABLES.............................................. 46
6.5     NET WORTH............................................................46
6.6     FIXED CHARGE COVERAGE RATIO......................................... 46
6.7     EXECUTION OF SUPPLEMENTAL INSTRUMENTS .............................. 47
6.8     PAYMENT OF INDEBTEDNESS............................................. 47
6.9     STANDARDS OF FINANCIAL STATEMENTS................................... 47

7.      NEGATIVE COVENANTS.................................................. 47
7.1     MERGER, CONSOLIDATION, ACQUISITION AND SALE OF ASSETS .............. 47
7.2     CREATION OF LIENS....................................................47
7.3     GUARANTEES...........................................................47
7.4     INVESTMENTS..........................................................47
7.5     LOANS................................................................48
7.6     CAPITAL EXPENDITURES.................................................48
7.7     DIVIDENDS............................................................48
7.8     INDEBTEDNESS.........................................................48
7.9     NATURE OF BUSINESS...................................................48
7.10    TRANSACTIONS WITH AFFILIATES.........................................48
7.11    LEASES...............................................................48
7.12    SUBSIDIARIES.........................................................48
7.13    FISCAL YEAR AND ACCOUNTING CHANGES.................................. 48
7.14    PLEDGE OF CREDIT.....................................................49
7.15    AMENDMENT OF ARTICLES OF INCORPORATION, BY-LAWS .....................49
7.16    COMPLIANCE WITH ERISA............................................... 49
7.17    PREPAYMENT OF INDEBTEDNESS...........................................49
7.18    SUBORDINATED NOTE....................................................49

8.      CONDITIONS PRECEDENT................................................ 49
8.1     CONDITIONS TO INITIAL ADVANCES...................................... 49
8.1.1   Note.................................................................50
8.1.2   Filings, Registrations and Recordings............................... 50
8.1.3   Corporate Proceedings of Borrower................................... 50
8.1.4   Incumbency Certificates of Borrower................................. 50
8.1.5   Certificates.........................................................50
8.1.6   Good Standing Certificates.......................................... 50
8.1.7   Legal Opinion........................................................50
8.1.8   No Litigation........................................................51
8.1.9   Collateral Examination.............................................. 51
8.1.10  Fees.................................................................51
8.1.11  Financial Statements.................................................51
8.1.12  Acquisition and Mezzanine Documents................................. 51
8.1.13  Subordination Agreements............................................ 51
8.1.14  Insurance............................................................51
8.1.15  Title Insurance......................................................51
8.1.16  Environmental Reports............................................... 52
8.1.17  Payment Instructions................................................ 52
8.1.18  Blocked Accounts.....................................................52
8.1.19  Consents.............................................................52
8.1.20  No Adverse Material Change.......................................... 52
8.1.21  Leasehold Agreements................................................ 52
8.1.22  Mortgage.............................................................52
8.1.23  Subordinated Note Documentation..................................... 52
8.1.24   Contract Review.....................................................52
8.1.25   Closing Certificate.................................................52
8.1.26   Borrowing Base..................................................... 52
8.1.27   UNDRAWN AVAILABILITY................................................53
8.1.28   Other...............................................................53
8.2      CONDITIONS TO EACH ADVANCE......................................... 53
8.2.1    Representations and Warranties..................................... 53
8.2.2    No Default..........................................................53
8.2.3    Maximum Advances....................................................53

9.      INFORMATION AS TO BORROWERS......................................... 53
9.1     DISCLOSURE OF MATERIAL MATTERS...................................... 53
9.2     SCHEDULES............................................................53
9.3     ENVIRONMENTAL REPORTS................................................54
9.4     LITIGATION...........................................................54
9.5     MATERIAL OCCURRENCES................................................ 54
9.6     GOVERNMENT RECEIVABLES.............................................. 54
9.7     ANNUAL FINANCIAL STATEMENTS......................................... 54
9.8     QUARTERLY FINANCIAL STATEMENTS...................................... 55
9.9     MONTHLY FINANCIAL STATEMENTS........................................ 55
9.10    OTHER REPORTS....................................................... 56
9.11    ADDITIONAL INFORMATION.............................................. 56
9.12    PROJECTED OPERATING BUDGET.......................................... 56
9.13    VARIANCES FROM OPERATING BUDGET..................................... 56
9.14    NOTICE OF SUITS, ADVERSE EVENTS..................................... 56
9.15    ERISA NOTICES AND REQUESTS.......................................... 56
9.16    ADDITIONAL DOCUMENTS................................................ 57

10.     EVENTS OF DEFAULT....................................................57

11.     LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT ..........................60
11.1    RIGHTS AND REMEDIES................................................. 60
11.2    AGENT'S DISCRETION.................................................. 61
11.3    SETOFF...............................................................61
11.4    RIGHTS AND REMEDIES NOT EXCLUSIVE................................... 61
11.5    ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT........................61

12.     WAIVERS AND JUDICIAL PROCEEDINGS.....................................62
12.1    WAIVER OF NOTICE.....................................................62
12.2    DELAY................................................................62
12.3    JURY WAIVER..........................................................62

13.     EFFECTIVE DATE AND TERMINATION.......................................62
13.1    TERM.................................................................62
13.2    TERMINATION..........................................................63

14.     REGARDING AGENT......................................................63
14.1    APPOINTMENT..........................................................63
14.2    NATURE OF DUTIES.................................................... 64
14.3    LACK OF RELIANCE ON AGENT AND RESIGNATION .......................... 64
14.4    CERTAIN RIGHTS OF AGENT............................................. 65
14.5    RELIANCE.............................................................65
14.6    NOTICE OF DEFAULT................................................... 65
14.7    INDEMNIFICATION......................................................65
14.8    AGENT IN ITS INDIVIDUAL CAPACITY.................................... 65
14.9    DELIVERY OF DOCUMENTS............................................... 66
14.10   BORROWER'S UNDERTAKING TO AGENT..................................... 66

15.     MISCELLANEOUS........................................................66
15.1    GOVERNING LAW........................................................66
15.2    ENTIRE UNDERSTANDING.................................................66
15.3    SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW LENDERS................. 69
15.4    APPLICATION OF PAYMENTS............................................. 70
15.5    INDEMNITY............................................................70
15.6    NOTICE...............................................................71
15.7    SURVIVAL.............................................................72
15.8    SEVERABILITY.........................................................72
15.9    EXPENSES.............................................................72
15.10   INJUNCTIVE RELIEF................................................... 73
15.11   CONSEQUENTIAL DAMAGES................................................73
15.12   CAPTIONS.............................................................73
15.13   COUNTERPARTS; FACSIMILE SIGNATURES...................................73
15.14   CONSTRUCTION.........................................................73
15.15   CONFIDENTIALITY; SHARING INFORMATION ................................73
15.16   PUBLICITY............................................................74

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


     Revolving Credit, Term Loan and Security Agreement dated as of October 25, 2002 among U.S. RUBBER RECLAIMING, INC., a corporation organized under the laws of the State of Indiana ("Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower, Lenders and Agent hereby agree as follows:

1.   DEFINITIONS.

     1.1 Accounting Terms. As used in this Agreement, the Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of Borrower for the fiscal year ended October 31, 2001.

     1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings:

     "Accountants" shall have the meaning set forth in Section 9.7 hereof.

     "Advances" shall mean and include the Revolving Advances, Letters of Credit, as well as the Term Loan.

     "Advance Rates" shall have the meaning set forth in Section 2.1 hereof.

     "Affiliate" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

     "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the higher of (i) the Base Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

     "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Other Document or contract in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

     "Authority" shall have the meaning set forth in Section 4.19.4.

     "Base Rate" shall mean the base commercial lending rate of PNC as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by PNC as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by PNC to any particular class or category of customers of PNC.

     "Blocked Accounts" shall have the meaning set forth in Section 4.15.8.

     "Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Person.

     "Borrower's Account" shall have the meaning set forth in Section 2.9.

     "Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in East Brunswick, New Jersey and, if the applicable Business Day relates to any Eurodollar Rate Loans, such day must also be a day on which dealings are carried on in the London interbank market.

     "Capital Availability Agreement" shall mean the capital availability agreement among Agent, Borrower and Obsidian Capital Partners, L.P. dated as of even date herewith, and all amendments, modifications and restatements thereof.

     "Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures.

     "Capitalized Lease Obligation" shall mean any Indebtedness of Borrower represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss.9601 et seq.

     "Change of Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person who is not an Original Owner or (b) any merger or consolidation of or with Borrower or sale of all or substantially all of the property or assets of Borrower. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of Borrower or (y) to direct or cause the direction of the management and policies of Borrower by contract or otherwise.

     "Change of Ownership" shall mean (a) 50% or more of the common stock of Borrower is no longer owned or controlled by (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of Borrower held by the Original Owner is convertible or for which any such shares of the capital stock of Borrower or of any other Person may be exchanged and any shares of common stock issuable to Original Owner upon exercise of any warrants, options or similar rights which may at the time of calculation be held by Original Owner) a Person who is an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower.

     "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, Borrower or any of its Affiliates.

     "Closing Date" shall mean the date of this Agreement or such other date as may be agreed to by the parties hereto.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

     "Collateral" shall mean and include:

     (a)  all Receivables;

     (b)  all Equipment;

     (c)  all General Intangibles;

     (d)  all Inventory;

     (e)  all Investment Property;

     (f)  all Real Property;

     (g)  all Subsidiary Stock;

     (h)  the Leasehold Interests;

     (i) all of Borrower's right, title and interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Borrower's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit and money;
          (vi) all commercial tort claims (whether now existing or hereafter arising); (vii) if and when obtained by Borrower, all real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (viii) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and Borrower;

     (j) all of Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d),
          (e), (f), (g), (h) or (i) of this Paragraph; and

     (k)  all proceeds and products of (a),  (b),  (c), (d), (e), (f), (g), (h),
          (i) and (j) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including without limitation, hazard, flood, business interruption and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents,
          eminent  domain  proceeds,   condemnation   proceeds  and  tort  claim
          proceeds.

     "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3.2 hereof.

     "Commitment Transfer Supplement" shall mean a document in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

     "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

     "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or the Term Loan Rate.

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

     "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Borrower, pursuant to which Borrower is to deliver any personal property or perform any services.

     "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

     "Defaulting Lender" shall have the meaning set forth in Section 2.17.1 hereof.

     "Depository Accounts" shall have the meaning set forth in Section 4.15.8 hereof.

     "Disclosure Schedule" shall mean the Disclosure Schedule and the responses thereto provided by Borrower and delivered to Agent.

     "Documents" shall have the meaning set forth in Section 8.1.3 hereof.

     "Dollar" and the sign "$" shall mean lawful money of the United States of America.

     "Domestic Rate Loan" shall mean any Advance that bears interest based upon the Alternate Base Rate.

     "Early Termination Date" shall have the meaning set forth in Section 13.1 hereof.

     "Earnings  Before  Interest and Taxes" shall mean for any period the sum of
(i) net income (or loss) of Borrower for such period (excluding extraordinary gains [and losses], plus (ii) all interest expense of Borrower for such period, plus (iii) all charges against income of Borrower for such period for federal, state and local taxes actually paid.

     "EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus
(iii) amortization expenses for such period.

     "Eligible Inventory" shall mean and include Inventory excluding work in process valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion, obsolete, slow moving or unmerchantable and which Agent, in its sole discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

     "Eligible Receivables" shall mean and include with respect to Borrower, each Receivable of Borrower arising in the ordinary course of Borrower's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if.

     (a) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower;

     (b) it is due or unpaid more than ninety (90) days after the original invoice date;


     (c) fifty percent (50%) or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's sole discretion, be increased or decreased from time to time;

     (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

     (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     (f) the sale is to a Customer outside the continental United States of America, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole discretion, provided however, that Receivables from Customers in Canada (excluding the provinces of Quebec and Newfoundland, the Northwest Territories and the Territory of Nunavit) to be paid in Dollars may be Eligible Receivables up to the maximum aggregate amount of $500,000 assuming in all cases that the Receivable is otherwise acceptable to Agent in its reasonable credit judgment and not excluded by the other eligibility standards set forth herein;

     (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

     (h) Agent believes, in its sole judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

     (i) the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

     (j) the goods giving rise to such Receivable have not been shipped to the Customer or the services giving rise to such Receivable have not been performed by Borrower or the Receivable otherwise does not represent a final sale;

     (k) the Receivables of the Customer exceed a credit limit determined by Agent, in its sole discretion, to the extent such Receivable exceeds such limit;

     (l) the Receivable is subject to any offset, deduction, defense, dispute, or counterclaim, the Customer is also a creditor or supplier of Borrower or the Receivable is contingent in any respect or for any reason;

     (m) Borrower has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

     (n) any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed;

     (o)  such Receivable is not payable to Borrower; or

     (p) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

     "Environmental  Complaint"  shall  have the  meaning  set forth in  Section
4.19.4

hereof.

     "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

     "Equipment" shall mean and include all of Borrower's goods (other than Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

     "Eurodollar Rate" shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto the interest rate per annum determined by PNC by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by PNC in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Bridge Information Services (formerly known as Dow Jones Markets Service) (or appropriate successor or, if British Banker's Association or its successor ceases to provide such quotes, a comparable replacement determined by PNC) display page 3750 (or such other display page on the Bridge Information Services system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Eurodollar Rate Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Reserve Percentage. The Eurodollar Rate may also be expressed by the following formula:

Average of London interbank offered rates quoted by BBA as shown on Eurodollar Rate = Bridge Information Services display page 3750 or appropriate successor
1.00 - Reserve Percentage.

     "Eurodollar Rate Loan" shall mean an Advance at any time that bears interest based on the Eurodollar Rate.

     "Event of Default" shall have the meaning set forth in Article 10 hereof.

     "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by PNC from three Federal funds brokers of recognized standing selected by PNC.

     "Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA, minus unfinanced capitalized expenditures made during such period, minus cash taxes paid during such period to (b) all Senior Debt Payments, plus all Subordinated Debt Payments made during such period, plus all dividends and distributions made during such period.

     "Formula Amount" shall have the meaning set forth in Section 2.1.

     "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

     "General  Intangibles"  shall mean and  include all of  Borrower's  general intangibles, whether now owned or hereafter acquired including, without limitation, all payment intangibles, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trademark applications, service marks, trade secrets, goodwill, copyrights, design rights, software, computer information, source codes, codes, records and dates, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables) all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative,
judicial,   regulatory  or  administrative  functions  of  or  pertaining  to  a government.

     "Guarantor" shall mean any Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and "Guarantors" means collectively all such Persons.

     "Guarantor Security Agreement" shall mean any Security Agreement executed by any Guarantor in favor of Agent securing the Guaranty of such Guarantor.

     "Guaranty" shall mean any guaranty of the obligations of Borrower executed by a Guarantor in favor of Agent for its benefit and for the ratable benefit of Lenders.

     "Hazardous Discharge" shall have the meaning set forth in Section 4.19.4 hereof.

     "Hazardous Substance" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

     "Hazardous Wastes" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

     "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

     "Ineligible Security" shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     "Interest Period" shall mean the period provided for any Eurodollar Rate Loan pursuant to Section 2.3.2.

     "Inventory" shall mean and include all of Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "Inventory Advance Rate" shall have the meaning set forth in Section 2.1.2 hereof.

     "Investment Property" shall mean and include all of Borrower's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

     "Issuer" shall mean any Person who issues a Letter of Credit and/or accepts a draft pursuant to the terms hereof.

     "Leasehold Interests" shall mean all of Borrower's right, title and interest in and to the premises listed on the Disclosure Schedule, and all other premises in which Borrower may hereafter hold an interest.

     "Lender" and "Lenders" shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of any Lender.

     "Letter of Credit Fees" shall have the meaning set forth in Section 3.2.

     "Letters of Credit" shall have the meaning set forth in Section 2.10.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Loan Documents" shall mean the Mortgage, the Capital Availability Agreement, the Note, the Disclosure Schedule, any Guaranty, any Guarantor Security Agreement and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any Guarantor and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets, business or prospects of Borrower, (b) Borrower's ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, or Agent's Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Agent's and each Lender's rights and remedies under this Agreement and the Loan Documents.

     "Maximum Loan Amount" shall mean Eight Million Dollars ($8,000,000) less repayments of the Tern Loan.

     "Maximum Revolvine Advance Amount" shall mean -Four Million Dollars ($4,000,000).


     "Mezzanine Documentation" shall mean collectively, the subordinated loan documents between Borrower and Mezzanine Lender.

     "Mezzanine Lender" shall mean individually and collectively, Obsidian Enterprises, Inc. and DC Investments, LLC.

     "Mortgage" shall mean the mortgage on the Real Property securing the Obligations together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof.

     "Multiemaloyer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

     "Note"  shall mean  collectively,  the Term Note and the  Revolving  Credit
Note.

     "Obligations" shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to Lenders or Agent or to any other direct or indirect subsidiary or affiliate of Agent or any Lender of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, (including, without limitation, this Agreement and the Loan Documents) whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Agent's or any Lenders non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of Borrower's Indebtedness and/or liabilities under this Agreement, the Loan Documents or under any other agreement between Agent or Lenders and Borrower and any amendments, extensions, renewals or increases and all costs and expenses of Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of Borrower to Agent or Lenders to perform acts or refrain from taking any action.

     "Original Owner" shall mean Obsidian Enterprises, Inc.

     "Out-of-Formula Loans" shall have the meaning set forth in Section 15.2.2.

                  "Parent" of any Person shall mean a corporation or other entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

     "Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

     "Payment Office" shall mean initially Two Tower Center Blvd., 8th Floor, East Brunswick, NJ 08816; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower and to each Lender to be the Payment Office.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Permitted Encumbrances" shall mean (a) Liens in favor of Agent for the benefit of Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which Agent has consented to in writing; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; and (g) Liens disclosed on Schedule 1.2.

     "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

     "Purchasing Lender" shall have the meaning set forth in Section 15.3.3 hereof.

     "RCRA"  shall  mean  the  Resource   Conservation   and  Recovery  Act,  42
U.S.C.ss.ss.6901 et seq., as same may be amended from time to time.

     "Real Property" shall mean all of Borrower's right, title and interest in and to the owned and leased premises identified on the Disclosure Schedule.

     "Receivables" shall mean and include, as to Borrower, all of Borrower's accounts, contract rights, instruments (including those evidencing indebtedness owed to Borrower by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances, credit card receivables and all other forms of obligations owing to Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

     "Receivables  Advance  Rate"  shall have the  meaning  set forth in Section
2.1.1 hereof.


     "Release" shall have the meaning set forth in Section 5.7.3 hereof.

     "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

     "Required Lenders" shall mean Lenders holding greater than fifty percent (50%) of the Advances and, if no Advances are outstanding, shall mean Lenders holding greater than fifty percent (50%) of the Commitment Percentages.

     "Reserve Percentage" shall mean the maximum effective percentage in effect on any day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding.

     "Revolving Advances" shall mean Advances made other than Letters of Credit and the Term Loan.

     "Revolving  Credit  Note"  shall mean the  promissory  note  referred to in
Section 2.1.1 hereof.


     "Revolving  Interest  Rate" shall mean an interest  rate per annum equal to
(a) the Alternate Base Rate with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus three percent (3.00%) with respect to Eurodollar Rate Loans.

     "Section 20 Subsidiary" shall mean the Subsidiary of the bank holding company controlling PNC, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     "Senior Debt Payments" shall mean and include all cash actually expended by Borrower to make (a) interest payments on any Advances hereunder, plus (b) scheduled principal payments on the Term Loan, plus (c) payments for all fees, commissions and charges set forth herein and with respect to any Advances, plus
(d) capitalized lease payments, plus (e) payments with respect to any other Indebtedness for borrowed money.

     "Settlement Date" shall mean the Closing Date and thereafter Wednesday or Thursday of each week or more frequently if Agent deems appropriate unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

     "Subordinated Debt Payments" shall mean and include all cash actually expended to make payments of principal and interest on the Subordinated Note.

     "Subordinated  Loan"  shall mean the loans  evidenced  by the  Subordinated
Note.

     "Subordinated   Note"  shall  mean  individually  and   collectively,   the
subordinated promissory notes issued by Borrower in favor of each Mezzanine Lender dated as of even date herewith, in the principal sum of $700,000 each.

     "Subordination Agreement" shall mean the Subordination Agreement dated as of even date, herewith among Agent, Borrower and Mezzanine Lender.

     "Subsidiary" shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Subsidiary Stock" shall mean all of the issued and outstanding shares of the subsidiaries of the Borrower, if any.

     "Tangible Net Worth" shall mean, at a particular date, (a) the aggregate amount of all assets of Borrower as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of Borrower.

     "Term" shall have the meaning set forth in Section 13.1 hereof.

     "Term Loan" shall mean the Advances made pursuant to Section 2.5 hereof.

     "Term Loan Rate" shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one-half percent (0.50%) with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus three and one-half percent (3.50%) with respect to Eurodollar Rate Loans.

     "Term Note" shall mean the promissory note described in Section 2.5 hereof.

     "Termination Event" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041 A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any member of the Controlled Group from a Multiemployer Plan.

     "Toxic Substance" shall mean and include any material present on the Real Property or the Leasehold Interests which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

     "Transferee" shall have the meaning set forth in Section 15.3.2 hereof.

     "Undrawn  Availability"  at a particular date shall mean an amount equal to
(a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of Advances (other than the Term Loan) plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding beyond 60 days after the due date thereof, plus (iii) fees and expenses of Agent or Lenders for which Borrower is liable but which have not been paid or charged to Borrower's Account.

     "Week" shall mean the time period commencing with the opening of business on a Wednesday and ending on the end of business the following Tuesday.

     1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of Indiana from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

     1.4 Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

     2.   ADVANCES, PAYMENTS.

     2.1 Revolving Advances. Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 2.2, each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

     2.1.1 up to eighty-five percent (85%), subject to the provisions of Section
2.2 hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

     2.1.2 up to the lesser of (A) forty-two percent (42%), subject to the provisions of Section 2.2 hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate at any one time, minus

     2.1.3 the aggregate amount of outstanding Letters of Credit, minus

     2.1.4 such reserves as Agent may reasonably deem proper and necessary from time to time.

The amount derived from the sum of (x) Sections 2.1.1 and 2.1.2 minus (y) Sections 2.1.3 and 2.1.4 at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note").

     2.2 Discretionary Rights. The Advance Rates may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing or imposing the reserves may limit or restrict Advances requested by Borrower.

     2.3 Procedure for Revolving Advances Borrowing.

     2.3.1 Borrower may notify Agent prior to 11:00 a.m. on a Business Day of Borrower's request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or Lenders, and such request shall be irrevocable.

     2.3.2 Notwithstanding the provisions of Section 2.3.1 above, in the event Borrower desires to obtain a Eurodollar Rate Loan, Borrower shall give Agent at least three (3) Business Days' prior written notice, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount shall be an integral multiple of $100,000, and (iii) the duration of the first Interest Period therefor. Interest Periods for Eurodollar Rate Loans shall be for one, two, or three months; provided, if an Interest Period would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding Business Day. No Eurodollar Rate Loan shall be made available to Borrower during the continuance of a Default or an Event of Default.

     2.3.3 Each Interest Period of a Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as Borrower may elect as set forth above provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

     Borrower shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to Agent pursuant to Section 2.3.2 or by its notice of conversion given to Agent pursuant to Section 2.3.4, as the case may be. Borrower shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrower, Borrower shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.3.4 hereinbelow.

     2.3.4 Provided that no Event of Default shall have occurred and be continuing, Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Borrower desires to convert a loan, Borrower shall give Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or one (1) Business Day's prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than three (3) Eurodollar Rate Loans, in the aggregate.

     2.3.5 At its option and upon three (3) Business Days' prior written notice, Borrower may prepay the Eurodollar Rate Loans in whole at any time or in part from time to time with accrued interest on the principal being prepaid to the date of such repayment. Borrower shall specify the date of prepayment of Advances which are Eurodollar Rate Loans and the amount of such prepayment. In the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, Borrower shall indemnify Agent and Lenders therefor in accordance with Section 2.3.6 hereof.

     2.3.6 Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrower shall be conclusive absent manifest error.

     2.3.7 Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this Section 2.3.7, the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Eurodollar Rate Loans) to make or maintain its Eurodollar Rate Loans, the obligation of Lenders to make Eurodollar Rate Loans hereunder shall forthwith be cancelled and Borrower shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, Borrower shall pay Agent, upon Agent's request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such Eurodollar Rate
Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrower shall be conclusive absent manifest error.

     2.4 Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Agent or Lenders, shall be charged to Borrower's Account on Agent's books. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Section 2.3.1 hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at PNC, or such other bank as Borrower may designate following notification to Agent, in immediately available federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

     2.5 Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrower in the sum equal to such Lender's Commitment Percentage of Four Million Dollars ($4,000,000). The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this
Agreement: Principal will be due and payable in monthly installments of Forty Seven Thousand Six Hundred Nineteen Dollars ($47,619) each, commencing on November 1, 2002 and continuing on the first day of each month thereafter. Accrued interest at the applicable Term Loan Rate will be due and payable on the due date of each principal payment. The remaining principal balance and accrued interest on the Term Loan will be due and payable in full on the earlier of the last day of the Term or the maturity date set forth in the Tern Note, whichever is sooner. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the "Term Note").

     2.6  Maximum  Advances.   The  aggregate  balance  of  Revolving   Advances
outstanding at any time shall not exceed the lesser of (a) the Maximum Revolving Advance Amount or (b) the Formula Amount.

     2.7 Repayment of Advances.

     2.7.1 The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.5. hereof and in the Term Note, subject to mandatory prepayments as herein provided.

     2.7.2 Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit Borrower's Account as of the Business Day on which Agent receives those items of payment, Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one (1) Business Day after (i) the Business Day Agent receives such payments via wire transfer or electronic depository check or (ii) in the case of payments received by Agent in any other form, the Business Day such payment constitutes good funds in Agent's account. Agent is not, however, required to credit Borrower's Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrower's Account for the amount of any item of payment which is returned to Agent unpaid.

     2.7.3 All payments of principal, interest and other amounts payable hereunder, or under any of the Loan Documents shall be made to Agent at the Payment Office not later than 1:00 P.M. (New York time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's Account or by making Advances as provided in Section 2.3 hereof.

     2.7.4 Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     2.8 Repayment of Excess Advances. The aggregate balance of Advances outstanding at any time in excess of the maximum amount of Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

     2.9 Statement of Account. Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrower's Account") in the name of Borrower in which shall be recorded the date and amount of each Advance made by Agent and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Agent and Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the loan account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto.

     2.10 Letters of Credit. Subject to the terms and conditions hereof, Agent shall (a) issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount. The maximum amount of outstanding Letters of Credit shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans; Letters of Credit that have not been drawn upon shall not bear interest.

     2.11 Issuance of Letters of Credit.

     2.11.1 Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Agent's form of Letter of Credit Application (the "Letter of Credit Application") completed to the satisfaction of Agent; and, such other certificates, documents and other papers and information as Agent may reasonably request. Borrower also has the right to give instructions and make agreements with respect to any application, any applicable letter of credit and security agreement, any applicable letter of credit reimbursement agreement and/or any other applicable agreement, any letter of credit and the disposition of documents, disposition of any unutilized funds, and to agree with Agent upon any amendment, extension or renewal of any Letter of Credit.

     2.11.2 Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six (6) months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof adhered to by the Issuer and, to the extent not inconsistent therewith, the laws of the State of Indiana.

     2.11.3 Agent shall use its reasonable efforts to notify Lenders of the request by Borrower for a Letter of Credit hereunder.

     2.11.4 Agent shall have absolute discretion whether to accept any draft. Without in any way limiting Agent's absolute discretion whether to accept any draft, Borrower will not present for acceptance any draft, and Agent will generally not accept any drafts (i) that arise out of transactions involving the sale of goods by Borrower not in the ordinary course of its business, (ii) that involve a sale to an Affiliate of Borrower, (iii) that involve any purchase for which Agent has not received all related documents, instruments and forms requested by Agent, (iv) for which Agent is unable to locate a purchaser in the ordinary course of business on standard terms, or (v) that is not eligible for discounting with Federal Reserve Banks pursuant to paragraph 7 of Section 13 of the Federal Reserve Act, as amended.

     2.12 Requirements For Issuance of Letters of Credit.

     2.12.1 In connection with the issuance of any Letter of Credit, Borrower shall indemnify, save and hold Agent, each Lender and each Issuer harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent, any Lender or any Issuer and expenses and reasonable attorneys' fees incurred by Agent, any Lender or Issuer arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower. Borrower shall be bound by Agent's or any Issuer's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's Account, although this interpretation may be different from its own; and, neither Agent, nor any Lender, nor any Issuer nor any of their correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's, any Lender's, any Issuer's or such correspondents' willful misconduct.

     2.12.2 Borrower shall authorize and direct any Issuer to name Borrower as the "Applicant" or "Account Party" of each Letter of Credit. If Agent is not the Issuer of any Letter of Credit, Borrower shall authorize and direct the Issuer to deliver to Agent all instruments, documents, and other writings and property received by the Issuer pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

     2.12.3 In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority if an Event of Default or Default shall have occurred, (i) to sign and/or endorse Borrower's name upon any warehouse or other receipts, and letter of credit applications; (ii) to sign Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of Borrower for such purpose; and (iv) to complete in Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

     2.12.4 Each Lender shall to the extent of the percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each such unreimbursed reimbursement obligation. In the event that at the time a disbursement is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Revolving Advance Amount or the Formula Amount, and such disbursement is not reimbursed by Borrower within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrower of any amount disbursed by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued or created hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     2.13 Additional Payments. Any sums expended by Agent or any Lender due to Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

     2.14 Manner of Borrowing and Payment.

     2.14.1 Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders. The Term Loan shall be advanced according to the Commitment Percentages of Lenders.

     2.14.2 Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Term Note, shall be made from or to, or applied to that portion of the Term Loan evidenced by the Term Note pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds.

     2.14.3 (i)  Notwithstanding  anything to the contrary contained in Sections
2.14.1 and 2.14.2 hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment by Borrower on account of Revolving Advances shall be applied first to those Revolving Advances advanced by Agent. On or before 1:00 P.M, New York time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (w) such Revolving Advances and
(x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances; (ii) each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Advances which it has funded; or (iii) promptly following each Settlement Date, Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

     2.14.4 If any Lender or Participant (a "benefitted Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     2.14.5 Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent on the next Settlement Date and, in reliance upon such assumption, make available to Borrower a corresponding amount. Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after such next Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of
(i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph
(e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrower; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

     2.15 Mandatory Prepayments.

     2.15.1 Subject to Section 4.3 hereof, when Borrower sells or otherwise disposes of any Collateral other than Inventory in the ordinary course of business, Borrower shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied first, to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof and second, to the remaining Advances in such order as Agent may determine, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof.

     2.15.2 Borrower shall repay or cause the repayment of the Advances in an amount equal to the following, such repayments to be made promptly but in no event more than 5 Business Days following receipt of the proceeds thereof, and until the date of payment, such proceeds shall be held in trust for Agent: (a) all cash proceeds of condemnation awards; (b) all tax refunds received; (c) all proceeds of insurance recoveries; and (d) all proceeds of debt (except to the extent permitted by Section 7.8). Such repayments shall be applied to the Advances in such order as Agent may determine.

     2.16 Use of Proceeds. Borrower shall apply the proceeds of Advances to (i) refinance existing indebtedness owed to Bank One, Indiana, NA, and (ii) provide for the ongoing working capital needs of Borrower.

     2.17 Defaulting Lender.

     2.17.1 Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (y) notifies either Agent or Borrower that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.17 while such Lender Default remains in effect.

     2.17.2 Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all Lenders at the time of such application; provided, that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Advances then outstanding.

     2.17.3 A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Loan Documents. All amendments, waivers and other modifications of this Agreement and the Loan Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

     2.17.4 Other than as expressly set forth in this Section 2.17, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this
Section 2.17 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Loan Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

     2.17.5 In the event a Defaulting Lender retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

3.   INTEREST AND FEES.

     3.1 Interest. Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate and (ii) with respect to the Term Loan, the applicable Tern Loan Rate (as applicable, the "Contract Rate"). Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, (i) the Obligations other than the then outstanding Eurodollar Rate Loans shall bear interest at the applicable Contract Rate plus two (2%) percent per annum and (ii) the then outstanding Eurodollar Rate Loans shall bear interest at the applicable Contract Rate for Eurodollar Rate Loans plus two (2%) percent per annum (as applicable, the "Default Rate").

     3.2 Letter of Credit Fees.

     3.2.1 Borrower shall pay (x) to Agent, for the benefit of Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by three percent (3%) per annum, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the last day of the Term and (y) to the Issuer, any and all fees and expenses as agreed upon by the Issuer and the Borrower in connection with any Letter of Credit, including, without limitation, in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse Agent for any and all fees and expenses, if any, paid by Agent to the Issuer (all of the foregoing fees, the "Letter of Credit and Acceptance Fees"). All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

On demand, Borrower will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the outstanding Letters of Credit [and Acceptances], and Borrower hereby irrevocably authorizes Agent, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into any Lender's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

     3.3 Closing Fee. Upon the execution of this Agreement, Borrower shall pay to Agent for the ratable benefit of Lenders a closing fee of Forty Thousand Dollars ($40,000) less that portion of the commitment fee of Ten Thousand
Dollars ($10,000) and the Deposit Fee of Forty Thousand Dollars ($40,000) heretofore paid by Borrower to Agent remaining after application of such fee to out of pocket expenses.

     3.4 Facility Fee. If, for any calendar quarter during the Tenor, the average daily unpaid balance of the Revolving Advances for each day of such calendar quarter does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to three-eighths of one percent (0.375%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the first day of each calendar quarter with respect to the previous calendar quarter.

     3.5 Collateral Evaluation Fee. Borrower shall pay Agent a collateral evaluation fee equal to One Thousand Five Hundred Dollars ($1,500) per month commencing on the first day of the month following the Closing Date and on the first day of each month thereafter during the Term. The collateral evaluation fee shall be deemed earned in full on the date when same is due and payable hereunder and shall not be subject to rebate or proration upon termination of this Agreement for any reason.

     3.6 Collateral Monitoring Fee. Borrower shall pay to Agent on the first day of each month following any month in which Agent performs any collateral monitoring - namely any field examination, collateral analysis of other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a collateral monitoring fee in an amount equal to seven hundred and fifty dollars ($750) per day for each person employed to perform such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis.

     3.7 Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

     3.8 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

     3.9 Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

     3.9.1 subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Other Document or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Loan Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

     3.9.2 impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     3.9.3 impose on Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement or any Other Document; and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrower shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Eurodollar Rate, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error.

     3.10 Basis For Determining Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that:

     3.10.1 reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period; or

     3.10.2 Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan, then Agent shall give Borrower prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrower shall notify Agent no later than 10:00 a.m. (New York time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan, (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate Loan, and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Eurodollar Rate Loan, shall be converted into an unaffected type of Eurodollar Rate Loan, on the last Business Day of the then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and Borrower shall not have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar Rate Loan.

     3.11 Capital Adequacy.

     3.11.1 In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.11, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrower shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.11 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

     3.11.2 A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to
Section 3.11.1 hereof when delivered to Borrower shall be conclusive absent manifest error.

     3.12 Gross Up for Taxes. If Borrower shall be required by Applicable Law to withhold or deduct any taxes from or in respect of any sum payable under this Agreement or any of the Loan Documents, (a) the sum payable to Agent or such Lender shall be increased as may be necessary so that, after.making all required withholding or deductions, Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (b) Borrower shall make such withholding or deductions, and (c) Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

     3.13 Withholding Tax Exemption. At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States or any state thereof agrees that it will deliver to Borrower and Agent two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payment under this Agreement and its Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to Borrower and Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires (currently, three (3) successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrower or Agent, in each case, certifying that such Lender is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes.

4.   COLLATERAL: GENERAL TERMS.

     4.1 Security. Interest in the Collateral. To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest. Borrower shall promptly provide Agent with written notice of all commercial tort claims, such notice to contain the case title together with the applicable court and a brief description of the claim(s). Upon delivery of each such notice, Borrower shall be deemed to hereby grant to Agent a security interest and lien in and to such commercial tort claims and all proceeds thereof.

     4.2 Perfection of Security Interest. Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances,
(ii) obtaining landlords' or mortgagees' lien waivers, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and
(v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements signed by Agent instead of Borrower in accordance with the Uniform Commercial Code as adopted in the State of Indiana from time to time. By its signature hereto, Borrower hereby authorizes Agent to file against Borrower, one or more financing continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Agent (which statements may have a description of collateral which is broader than that set forth herein). All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account as a Revolving Advance of a Domestic Rate Loan and added to the Obligations, or, at Agent's option, shall be paid to Agent for its benefit and for the ratable benefit of Lenders immediately upon demand.

     4.3 Disposition of Collateral. Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business and (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than Fifty Thousand Dollars ($50,000) and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.15.

     4.4 Preservation of Collateral. Following the occurrence of a Default or Event of Default and the demand by Agent for payment of all Obligations due and owing, in addition to the rights and remedies set forth in Section 11.1 hereof,
Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations

     4.5 Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of the its respective Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Equipment and Inventory shall be located as set forth on the Disclosure Schedule and shall not be removed from such location(s) without the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof.

     4.6 Defense of Agent's and Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Borrower shall defend Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

     4.7 Books and Records. Borrower shall (a) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

     4.8 Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by Borrower at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning Borrower's financial status and business operations. Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to Borrower, whether made by Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from Borrower prior to obtaining such information or materials from such accountants or such authorities.

     4.9 Compliance with Laws. Borrower shall comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect. Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's Lien on or security interest in the Collateral. The assets of Borrower at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the assets of Borrower so that such insurance shall remain in full force and effect.

     4.10 Inspection of Premises. At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Agent, any Lender and their agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

     4.11 Insurance. Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At Borrower's own cost and expense in amounts and with carriers acceptable to Agent, Borrower shall (a) keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Borrower insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a), and (c) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and Borrower to make payment for such loss to Agent and not to Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to Borrower and Agent jointly, Agent may endorse Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a), (b) and (c) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrower or applied as may be otherwise required by law.

     4.12 Failure to Pay Insurance. If Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor on behalf of Borrower, and charge Borrower's Account therefor as a Revolving Advance of a Domestic Rate Loan and such expenses so paid shall be part of the Obligations.

     4.13 Payment of Taxes. Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or any Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrower pay the taxes, assessments or other Charges and Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. The amount of any payment by Agent under this Section 4.13 shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to Borrower's credit and Agent shall retain its security interest in any and all Collateral held by Agent.

     4.14 Payment of Leasehold Obligations. Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request will provide evidence of having done so.

     4.15 Receivables.

     4.15.1 Nature of Receivables. Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrower to Agent.

     4.15.2 Solvency of Customers. Each Customer, to the best of Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of Borrower who are not solvent Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

     4.15.3 Location of Borrower. Borrower's chief executive office is located as set forth on the Disclosure Schedule. Until written notice is given to Agent by Borrower of any other office at which Borrower keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

     4.15.4 Collection of Receivables. Until Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time following the occurrence of an Event of Default or a Default or when Agent in its sole discretion deems it to be in Lenders' best interest to do so), Borrower will, at Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with Borrower's funds or use the same except to pay Obligations. Borrower shall deposit in the Blocked Account or, upon request by Agent, deliver to Agent, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

     4.15.5 Notification of Assignment of Receivables. At any time following the occurrence of an Event of Default or a Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's Account and added to the Obligations.

     4.15.6 Power of Agent to Act on Borrower's Behalf. Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Borrower hereby constitutes Agent or Agent's designee as Borrower's attorney with power
(i) to endorse  Borrower's  name upon any notes,  acceptances,  checks,  drafts, money  orders  or  other  evidences  of  payment  or  Collateral;  (ii)  to sign
Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and
(xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence of an Event of Default or Default, to change the address for delivery of mail addressed to Borrower to such address as Agent may designate and to receive, open and dispose of all mail addressed to Borrower.

     4.15.7 No Liability. Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. Following the occurrence of an Event of Default or Default Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept following the occurrence of an Event of Default or Default the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

     4.15.8 Establishment of a Lockbox Account, Dominion Account. All proceeds of Collateral shall be deposited by Borrower into a lockbox account, dominion account or such other "blocked account" ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in such Blocked Accounts shall immediately become the property of Agent and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for such blocked account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrower shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

     4.15.9 Adjustments. Borrower will not, without Agent's consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

     4.16 Inventory. To the extent Inventory held for sale or lease has been produced by Borrower, it has been and will be produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

     4.17 Maintenance of Equipment. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. Borrower shall not use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation. Borrower shall have the right to sell Equipment to the extent set forth in Section 4.3 hereof.

     4.18 Exculpation of Liability. Nothing herein contained shall be construed to constitute Agent or any Lender as Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

     4.19 Environmental Matters.

     4.19.1 Borrower shall ensure that the Real Property remains in compliance with all Environmental Laws and they shall not place or permit to be placed any Hazardous Substances on any Real Property except as permitted by applicable law or appropriate governmental authorities.

     4.19.2 Borrower shall establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

     4.19.3 Borrower shall (i) employ in connection with the use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrower in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

     4.19.4 In the event Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then Borrower shall, within five (5) Business Days, give written notice of same to Agent detailing facts and circumstances of which Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Real Property and the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

     4.19.5 Borrower shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between Borrower and the Authority regarding such claims to Agent until the claim is settled. Borrower shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

                  4.19.6 Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent's interest in the Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and Borrower.

     4.19.7 Promptly upon the written request of Agent from time to time, Borrower shall provide Agent, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

     4.19.8 Borrower shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Borrower's obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

     4.19.9 For purposes of Section 4.19 and 5.7, all references to Real Property shall be deemed to include all of Borrower's right, title and interest in and to its owned and leased premises.

     4.19.10 In addition to the foregoing covenants, Borrower shall, within 60 days of the Closing Date:

     4.19.10.1 select an environmental consultant reasonably acceptable to Lender (the "Environmental Consultant") to review the prior environmental reports, recommendations and proposals from other environmental consultants and provide an opinion and recommendations, if any, regarding the need for further investigation and/or remedial action with respect to environmental conditions at the Real Property. If the Environmental Consultant makes recommendations with respect to additional investigation and/or remedial action at the Real Property, Borrower shall diligently implement the recommendations, including any followup recommendations; or

     4.19.10.2 provide a secured creditor impaired property policy with a coverage amount of Nine Hundred Thousand Dollars ($900,000) with regard to the Real Property reasonably acceptable to the Agent.

     4.20 Financing Statements. Except as respects the financing statements filed by Agent and the financing statements described on Schedule 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

5.   REPRESENTATIONS  AND  WARRANTIES.   Borrower  represents  and  warrants  as
     follows:

     5.1 Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Loan Documents and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Loan Documents constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Loan Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Borrower is a party or by which it or its property may be bound.

     5.2 Formation and Qualification.

     5.2.1 Borrower is duly incorporated and in good standing under the laws of the state listed on the Disclosure Schedule and is qualified to do business and is in good standing in the states listed on the Disclosure Schedule which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

     5.2.2 The only Subsidiaries of Borrower are listed on the Disclosure Schedule.

     5.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement and the Loan Documents shall be true at the time of Borrower's execution of this Agreement and the Loan Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     5.4 Tax Returns. Borrower's federal tax identification number is set forth on the Disclosure Schedule. Borrower has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. Federal, state and local income tax returns of Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all fiscal years prior to and including the fiscal year ending October 31, 2001. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

        5.5    Financial Statements.

     5.5.1 The twelve-month cash flow projections of Borrower and its projected balance sheets as of the Closing Date were prepared by the Chief Financial
Officer of Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period.

     5.5.2 The consolidated and consolidating balance sheets of Borrower, its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of October 31, 2001, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur and present fairly the financial position of Borrower and its Subsidiaries at such date and the results of their operations for such period. Since October 31, 2001 there has been no change in the condition, financial or otherwise, of Borrower or its Subsidiaries as shown on the consolidated balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by Borrower and its Subsidiaries, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The financial statements delivered to Agent in accordance with Article 9 hereof are true, complete and accurate in all material respects and fairly present its financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of its operations for the periods specified therein.

     5.6 Corporate Name. Borrower has not been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on the Disclosure Schedule, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years, except as noted on Disclosure Schedule.

     5.7 O.S.H.A. and Environmental Compliance.

     5.7.1 Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations.

     5.7.2 Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

     5.7.3 Except as noted in Phase I Environmental Report of the Real Property dated as of October 10, 2002, (i) there are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by Borrower; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property or any premises leased by Borrower; (iii) neither the Real Property nor any premises leased by Borrower has ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property or any premises leased by Borrower, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of Borrower or of its tenants.

     5.8 Solvency; No Litigation, Violation, Indebtedness or Default.

     5.8.1 Borrower is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

     5.8.2 Except as disclosed in the Disclosure Schedule, Borrower has no (i) pending or threatened litigation, arbitration, actions or proceedings which involve the possibility of having a Material Adverse Effect, and (ii) liabilities or indebtedness for borrowed money other than the Obligations.

     5.8.3 Borrower is not in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

     5.8.4 Neither Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8.4 hereto. Except as set forth in Schedule 5.8.4, (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under
Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under
Section 401 (a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) neither Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither
Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) neither Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) neither Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) neither Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in
Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR ss.2615.3 has not been waived, (xi) neither Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrower and any member of the Controlled Group, and (xii) neither Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5.9 Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by Borrower are set forth on the Disclosure Schedule, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such patent, trademark, copyright, design right, tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in the Disclosure Schedule. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, design right, copyright, copyright application and copyright license owned or held by Borrower and all trade secrets used by Borrower consist of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all customized or specialized operational software used by Borrower, Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on the Disclosure Schedule.

     5.10 Licenses and Permits.  Except as set forth in Schedule 5.10,  Borrower
(a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

     5.11 Default of Indebtedness. Borrower is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     5.12 No Default. Borrower is not in default in the payment or performance of any of its contractual obligations and no Default has occurred.

     5.13 No Burdensome Restrictions. Borrower is not party to any contract or agreement the performance of which could have a Material Adverse Effect. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     5.14 No Labor Disputes. Borrower is not involved in any labor dispute; there are no strikes or walkouts or union organization of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on the Schedule 5.14 hereto.

     5.15 Margin Regulations. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

     5.16 Investment Company Act. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

     5.17 Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Agent in writing with respect to the transactions contemplated by this Agreement which could reasonably be expected to have a Material Adverse Effect.

     5.18 Delivery of Mezzanine Documentation. Agent has received complete copies of the Mezzanine Documentation (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent.

     5.19 Swaps. Borrower is not a party to, nor will it be a party to, any swap agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     5.20 Conflicting, Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Loan Documents.

     5.21 Application of Certain Laws and Regulations. Neither Borrower nor any Affiliate of Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     5.22 Business and Property of Borrower. Upon and after the Closing Date, Borrower does not propose to engage in any business other than as conducted now and activities necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.

     5.23 Section 20 Subsidiaries. Borrower does not intend to use and shall not use any portion of the proceeds of the Advances, directly or indirectly, to purchase during the underwriting period, or for 30 days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

6. AFFIRMATIVE COVENANTS. Borrower shall, until payment in full of the Obligations and termination of this Agreement:

     6.1 Payment of Fees. Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15.8. Agent may, without making demand, charge Borrower's Account for all such fees and expenses.

     6.2 Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

     6.3 Violations. Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to Borrower which could reasonably be expected to have a Material Adverse Effect.

     6.4 Government Receivables. Take all steps necessary to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United States, any state or any department, agency or instrumentality of any of them.

     6.5 Tangible Net Worth. Maintain, as of the end of each calendar month, a Tangible Net Worth of not less than $1,236,521 through the calendar month ending September 30, 2003, and as of the end of each calendar month thereafter, such amount plus 50% of positive net income (with no deductions for net losses), on a cumulative basis from each fiscal year ending on or after October 31, 2003.

     6.6 Fixed Charge Coverage Ratio. Maintain at all times a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00, measured as of the end of each fiscal quarter on a historical rolling four quarters basis.

     6.7 Execution of Supplemental Instruments. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

     6.8 Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

     6.9 Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 9.13 and 9.14 as to
which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

7. NEGATIVE COVENANTS. Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

     7.1 Merger, Consolidation, Acquisition and Sale of Assets.

     7.1.1 Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it.

     7.1.2 Sell, lease, transfer or otherwise dispose of any of its properties or assets, except in the ordinary course of its business and except as provided in Section 4.3.

     7.2 Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     7.3 Guarantees. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except the endorsement of checks in the ordinary course of business.

     7.4 Investments. Purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if
(i) such bank has a combined  capital and surplus of at least  $500,000,000,  or
(ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, and (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof.

     7.5 Loans. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business.

     7.6 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year in an aggregate amount for all Borrowers in excess of Four Hundred Thousand Dollars ($400,000).

     7.7 Dividends. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower.

     7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness of Borrower except in respect of (a) the Obligations; (b) Indebtedness due under the Mezzanine Documentation; and (c) trade debt not outstanding beyond normal trade terms.

     7.9 Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate.

     7.11 Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed Seventy Five Thousand Dollars ($75,000) in any one fiscal year in the aggregate for Borrower.

     7.12 Subsidiaries.

     7.12.1 Form any Subsidiary.

     7.12.2 Enter into any partnership, joint venture or similar arrangement.

     7.13 Fiscal Year and Accounting Changes. Change its fiscal year from October 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

     7.14 Pledge of Credit. Now or hereafter pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

     7.15 Amendment of Articles of Incorporation, By-Laws. Amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless required by law.

     7.16 Compliance with ERISA. (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8.4, (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code, (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of Borrower or any member of the Controlled Group or the imposition of a lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8.4, (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan;
(vii) fail promptly to notify Agent of the occurrence of any Termination  Event,
(viii) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan.

     7.17 Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower.

     7.18 Subordinated Note. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Subordinated Note, except as expressly permitted in the Subordination Agreement.

8.   CONDITIONS PRECEDENT.

     8.1 Conditions to Initial Advances. The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Agent/Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

     8.1.1 Note/Loan Documents. Agent shall have received the Note duly executed and delivered by an authorized officer of Borrower and shall have received the other Loan Documents, duly executed and delivered by the parties thereto; 8.1.2 Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

     8.1.2 Filings, Registrations and Recordings. Each document (including, without ilmitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or reqeusted, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

     8.1.3 Corporate Proceedings of Borrower. Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Notes, the Mortgage, any related agreements, and the Mezzanine Documentation (collectively the "Documents") and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     8.1.4 Incumbency Certificates of Borrower. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, the Loan Documents, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

     8.1.5 Certificates. Agent shall have received a copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Borrower and all agreements of Borrower's shareholders certified as accurate and complete by the Secretary of Borrower;

     8.1.6 Good Standing Certificates. Agent shall have received good standing certificates for Borrower dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its properties necessitates qualification;

     8.1.7 Legal Opinion. Agent shall have received the executed legal opinions of Neil E. Lucas and William Shappley in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Note, the Loan Documents, and related agreements as Agent may reasonably require and Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

     8.1.8 No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with this Agreement, the Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which could, in the reasonable opinion of Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

     8.1.9 Collateral Examination. Agent shall have completed Collateral examinations and received appraisals, the results of which shall be satisfactory in form and substance to Lenders, of the Receivables, Inventory, General Intangibles, Real Property, Leasehold Interest and Equipment of Borrower and all books and records in connection therewith;

     8.1.10  Fees.  Agent  shall  have  received  all fees  payable to Agent and
Lenders  on  or  prior  to  the  Closing  Date  hereunder,   including,  without
limitation, pursuant to Article III hereof;

     8.1.11 Financial Statements. Agent shall have received the financial statements and projections referred to in Section 5.5 above, which shall be satisfactory in all respects to Agent.

     8.1.12 Mezzanine Documents. Agent shall have received final executed copies of the Mezzanine Documentation, and all related agreements, documents and instruments as in effect on the Closing Date and the transactions contemplated by such documentation shall have been consummated prior to the making of the initial Advance.

     8.1.13 Subordination Agreements. Agent shall have entered into a Subordination Agreement with Borrower and Mezzanine Lender which shall set forth the basis upon which the "Subordinated Noteholder" may receive, and Borrower may make, payments under the Subordinated Note, which basis shall be satisfactory in form and substance to Agent in its sole discretion;

     8.1.14  Insurance.   Agent  shall  have  received  in  form  and  substance
satisfactory to Agent, certified copies of Borrower's casualty insurance policies, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent as a co-insured;

     8.1.15 Title Insurance. Agent shall have received fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Agent's satisfaction to evidence the form of such policies to be delivered with respect to the Mortgage), in standard ALTA form, issued at closing to Agent by a title insurance company satisfactory to Agent, each in an amount equal to not less than the fair market value of the Real Property subject to the Mortgage, insuring the Mortgage to create a valid Lien on the Real Property with no exceptions which Agent shall not have approved in writing and no survey exceptions;

     8.1.16 Environmental Reports. Agent shall have received all environmental studies and reports prepared by independent environmental engineering firms with respect to all Real Property owned or leased by Borrower;

     8.1.17 Payment Instructions. Agent shall have received written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement;

     8.1.18 Blocked Accounts. Agent shall have received duly executed agreements establishing the Blocked Accounts or Depository Accounts with financial institutions acceptable to Agent for the collection or servicing of the Receivables and proceeds of the Collateral;

     8.1.19 Consents. Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Loan Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

     8.1.20 No Adverse Material Change. (i) since October 31, 2001, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to Agent or Lenders shall have been proven to be inaccurate or misleading in any material respect;

     8.1.21 Leasehold Agreements. Agent shall have received landlord, mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased by Borrower at which Inventory and books and records are located;

     8.1.22   Mortgage.   Agent  shall  have  received  in  form  and  substance
satisfactory to Lenders (i) an executed Mortgage and (ii) a title policy for the Real Property and (iii) surveys;

     8.1.23 Subordinated Note Documentation. Agent shall have received final executed copies of the Subordinated Note Documentation which shall contain such terms and provisions including, without limitation, subordination terms, satisfactory to Agent;

     8.1.24 Contract Review. Agent shall have reviewed all material contracts of Borrower including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Agent;

     8.1.25 Closing Certificate. Agent shall have received a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Loan Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and the Loan Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

     8.1.26 Borrowing Base. Agent shall have received evidence from Borrower that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by Borrower on the Closing Date;

     8.1.27 Undrawn Availability. After giving effect to the initial Advances hereunder, Borrower shall have Undrawn Availability of at least $750,000;

     8.1.28 Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent and its counsel.

     8.2 Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

     8.2.1 Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

     8.2.2 No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Agent, in its sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

     8.2.3 Maximum Advances. In the case of any Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum amount of Advances permitted under Section 2.1 hereof.

Each  request  for  an  Advance  by  Borrower   hereunder  shall   constitute  a
representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

9. INFORMATION AS TO BORROWERS. Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

     9.1 Disclosure of Material Matters. Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, Borrower's reclamation or repossession of, or the return to Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     9.2 Schedules. Deliver to Agent on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable agings inclusive of reconciliations to the general ledger, (b) accounts payable schedules inclusive of reconciliations to the general ledger, (c) Inventory reports and
(d) a borrowing base certificate in form and substance satisfactory to Agent (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent's rights under this Agreement). In addition, Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

     9.3 Environmental Reports. Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate signed by the President of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

     9.4 Litigation. Promptly notify Agent in writing of any litigation, suit or administrative proceeding affecting Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect.

     9.5 Material Occurrences. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event of default under the Mezzanine Documentation; (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Mezzanine Documentation; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (e) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject Borrower to a tax imposed by Section 4971 of the Code; (f) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of Borrower which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower propose to take with respect thereto.

     9.6 Government Receivables. Notify Agent immediately if any of its Receivables arise out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

     9.7 Annual Financial Statements. Furnish Agent within ninety (90) days after the end of each fiscal year of Borrower, financial statements of Borrower including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Agent (the "Accountants"). The accounting firm of Borrower as of the Closing Date is satisfactory to Agent. The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event, and such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 7.6 and 7.11 hereof.

     9.8 Quarterly Financial Statements. Furnish Agent within forty five (45) days after the end of each fiscal quarter, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to Borrower's business. The reports shall be accompanied by a certificate signed by the Chief Financial Officer of Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 7.6 and 7.11 hereof.

     9.9 Monthly Financial Statements. Furnish Agent within thirty (30) days after the end of each month, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to Borrower's business. The reports shall be accompanied by a certificate of Borrower's Chief Financial Officer, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 7.6 and 7.11 hereof.

     9.10 Other Reports. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as Borrower shall send to its stockholders and (ii) copies of all notices sent pursuant to the Mezzanine Documentation.

     9.11 Additional Information. Furnish Agent with such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Note have been complied with by Borrower including, without limitation and without the necessity of any request by Agent, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (c) promptly upon Borrower's learning thereof, notice of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

     9.12 Projected Operating Budget. Furnish Agent, no later than thirty (30) days prior to the beginning of Borrower's fiscal years commencing with fiscal year 2003, a month by month projected operating budget and cash flow of Borrower for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

     9.13 Variances From Operating Budget. Furnish Agent, concurrently with the delivery of the financial statements referred to in Section 9.7 and each quarterly report, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

     9.14 Notice of Suits,  Adverse Events.  Furnish Agent with prompt notice of
(i) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

     9.15 ERISA Notices and Requests. Furnish Agent with immediate written notice in the event that (i) Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto,
(iii) a funding waiver request has been filed with respect to any Plan together with all communications received by Borrower or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which Borrower or any member of the Controlled Group was not previously contributing shall occur, (v) Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401
(a) of the Code, together with copies of each such letter; (vii) Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; (ix) Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated,
(b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     9.16 Additional Documents. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

10. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

     10.1 failure by Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein when due or in any Other Document;

     10.2 any representation or warranty made or deemed made by Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

     10.3 failure by Borrower to (i) furnish financial information when due or when requested which is unremedied for a period of fifteen (15) days, or (ii) permit the inspection of its books or records;

     10.4 issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of Borrower's property which is not stayed or lifted within thirty (30) days;

     10.5 except as otherwise provided for in Sections 10.1 and 10.3, failure or neglect of Borrower to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between Borrower and Agent or any Lender except for a failure or neglect of Borrower to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.6, 4.7, 4.9, 6.1, 6.3, 6.4, 9.4 or 9.6 hereof which is cured within five (5) days from the occurrence of such failure or neglect;

     10.6 any judgment or judgments are rendered or judgment liens filed against Borrower and/or Obsidian Capital Partners, LP for an aggregate amount in excess of One Hundred Thousand Dollars ($100,000) which within 30 days of such rendering or filing is not either satisfied, stayed or discharged of record;

     10.7 Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property,
(ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

     10.8 Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     10.9 any Affiliate or any Subsidiary of Borrower,  or any Guarantor,  shall
(i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     10.10  any  change  in  Borrower's   condition  or  affairs  (financial  or
otherwise) which in Agent's opinion has a Material Adverse Effect;

     10.11 any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     10.12 an event of default has occurred and been declared under the Mezzanine Documentation which default shall not have been cured or waived within any applicable grace period;

     10.13 a default of the obligations of Borrower under any other agreement to which it is a party shall occur which adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

     10.14 termination or breach of any Guaranty or Guaranty Security Agreement or similar agreement executed and delivered to Agent in connection with the Obligations of Borrower, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty or Guaranty Security Agreement or similar agreement;

     10.15 any Change of Ownership or Change of Control shall occur;

     10.16 any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent;

     10.17 (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or tradename of Borrower, the continuation of which is material to the continuation of Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty
(30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect;

     10.18 any portion of the Collateral shall be seized or taken by a Governmental Body, or Borrower or the title and rights of Borrower or any Original Owner which is the owner of any material portion of the Collateral shall have become the subject matter of litigation which might, in the opinion of Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Loan Documents;

     10.19 the operations of Borrower's manufacturing facility are interrupted at any time for a period of more than five (5) consecutive Business Days, unless Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive [three month] period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause (i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days;

     10.20 an event or condition specified in Sections 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, would have a Material Adverse Effect; or

     10.21 any breach of the Subordination Agreement or Capital Availability Agreement.

11.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

     11.1 Rights and Remedies. Upon the occurrence of (i) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances and (iii) a filing of a petition against Borrower in any involuntary case under any state or federal bankruptcy laws, the obligation of Lenders to make Advances hereunder shall be terminated other than as may be required by an appropriate order of the bankruptcy court having jurisdiction over Borrower. Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any of Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use all of Borrower's (a) trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with Inventory for the purpose of disposing of such Inventory and
(b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied in the order set forth in Section 11.5 hereof. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor.

     11.2 Agent's Discretion. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

     11.3 Setoff. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply Borrower's property held by Agent and such Lender to reduce the Obligations.

     11.4 Rights and Remedies Not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

     11.5 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent on account of the Obligations or any other amounts outstanding under any of the Loan Documents or in respect of the Collateral may, at Agent's discretion, be paid over or delivered as follows:

     11.5.1 FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of the Agent in connection with enforcing its rights and the rights of the Lenders under this Agreement and the Loan Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terns of this Document;

     11.5.2 SECOND, to payment of any fees owed to the Agent;

     11.5.3 THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under this Agreement and the Loan Documents or otherwise with respect to the Obligations owing to such Lender;

     11.5.4 FOURTH, to the payment of all of the Obligations consisting of accrued fees and interest;

     11.5.5 FIFTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of any outstanding [L]etters of [C]redit);

     11.5.6 SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Loan Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above;

     11.5.7 SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Advances held by such Lender bears to the aggregate then outstanding Advances) of amounts available to be applied pursuant to clauses "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied
(A) first, to reimburse the Issuer from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 11.5.

12.  WAIVERS AND JUDICIAL PROCEEDINGS.

     12.1 Waiver of Notice. Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     12.2 Delay. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

     12.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13.  EFFECTIVE DATE AND TERMINATION.

     13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until October 24, 2005 (the "Term") unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Early Termination Date"), Borrower shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) $240,000 if the Early Termination Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date, (y) $160,000 if the Early Termination Date occurs on or after the first anniversary of the Closing Date to and including the date immediately preceding the second anniversary of the Closing Date, and (z) $80,000 if the Early Termination Date occurs on or after the second anniversary of the Closing Date.

     13.2 Termination. The termination of the Agreement shall not affect Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

14.  REGARDING AGENT.

     14.1 Appointment. Each Lender hereby designates PNC to act as Agent for such Lender under this Agreement and the Loan Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Loan Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

     14.2 Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Loan Documents. Neither Agent nor any of its officers, directors, employees or agents shall be
(i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement, or in any of the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Loan Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Loan Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Loan Documents, or to inspect the properties, books or records of Borrower. The duties of Agent as respects the Advances to Borrower shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

     14.3 Lack of Reliance on Agent and Resignation. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Note, the Loan Documents or the financial condition of Borrower, or the existence of any Event of Default or any Default.

Agent may resign on sixty (60) days' written notice to each of Lenders and Borrower and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrower.

Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the tenn "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     14.4 Certain Rights of Agent. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     14.5 Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Loan Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

     14.6 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Loan Documents, unless Agent has received notice from a Lender or Borrower referring to this Agreement or the Loan Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

     14.7 Indemnification. To the extent Agent is not reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross (not mere) negligence or willful misconduct.

     14.8 Agent in its Individual Capacity. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     14.9 Delivery of Documents. To the extent Agent receives financial statements required under Sections 9.7, 9.8, 9.9, 9.12 and 9.13 from Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

     14.10 Borrower's Undertaking to Agent. Without prejudice to its obligations to Lenders under the other provisions of this Agreement, Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.

15.  MISCELLANEOUS.

     15.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana applied to contracts to be performed wholly within the State of Indiana. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of Indiana, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at its address set forth in Section 15.6 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Borrower waives the right to remove any judicial proceeding brought against Borrower in any state court to any federal court. Any judicial proceeding by Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of Marion, State of Indiana.

     15.2 Entire Understanding.

     15.2.1 This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

     15.2.2 The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this Section 15.2.2, from time to time enter into written supplemental agreements to this Agreement or the Loan Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

     15.2.2.1 increase the Commitment Percentage, the maximum dollar commitment of any Lender or the Maximum Revolving Advance Amount.

     15.2.2.2 extend the maturity of any Note or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement.

     15.2.2.3 alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2.2.

     15.2.2.4 release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of Fifty Thousand Dollars ($50,000).

     15.2.2.5 change the rights and duties of Agent.

     15.2.2.6 permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than sixty (60) consecutive Business Days or exceed one hundred and ten percent (110%) of the Formula Amount.

     15.2.2.7 increase the Advance Rates above the Advance Rates in effect on the Closing Date.

     15.2.2.8 release any Guarantor, if any.

Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrower, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

     In the event that Agent  requests the consent of a Lender  pursuant to this
Section 15.2 and such Lender shall not respond or reply to Agent in writing within five (5) days of delivery of such request, such Lender shall be deemed to have consented to the matter that was the subject of the request. In the event that Agent requests the consent of a Lender pursuant to this Section 15.2 and such consent is denied, then PNC may, at its option, require such Lender to assign its interest in the Advances to PNC or to another Lender or to any other Person designated by the Agent (the "Designated Lender"), for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from Borrower. In the event PNC elects to require any Lender to assign its interest to PNC or to the Designated Lender, PNC will so notify such Lender in writing within forty five (45) days following such Lender's denial, and such Lender will assign its interest to PNC or the Designated Lender no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, PNC or the Designated Lender, as appropriate, and Agent.

     Notwithstanding (a) the existence of a Default or an Event of Default, (b) that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or (c) any other provision of this Agreement, Agent may at its discretion and without the consent of the Required Lenders, voluntarily permit the outstanding Revolving Advances at any time to exceed the Formula Amount by up to ten percent (10%) of the Formula Amount for up to thirty
(30) consecutive Business Days (the "Out-of-Formula Loans"). If Agent is willing in its sole and absolute discretion to make such Out-of-Formula Loans, such Out-of-Formula Loans shall be payable on demand and shall bear interest at the Default Rate for Revolving Advances consisting of Domestic Rate Loans; provided that, if Lenders do make Out-of-Formula Loans, neither Agent nor Lenders shall be deemed thereby to have changed the limits of Section 2.1. For purposes of this paragraph, the discretion granted to Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Formula Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be either "Eligible Receivables" or "Eligible Inventory", as applicable, becomes ineligible, collections of Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds. In the event Agent involuntarily permits the outstanding Revolving Advances to exceed the Formula Amount by more than ten percent (10%), Agent shall use its efforts to have Borrower decrease such excess in as expeditious a manner as is practicable under the circumstances and not inconsistent with the reason for such excess. Revolving Advances made after Agent has determined the existence of involuntary overadvances shall be deemed to be involuntary overadvances and shall be decreased in accordance with the preceding sentence.

     In addition to (and not in substitution of) the discretionary Revolving Advances permitted above in this Section 15.2, the Agent is hereby authorized by Borrower and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence and during the continuation of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied, to make Revolving Advances to Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (a) to preserve or protect the Collateral, or any portion thereof, (b) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (c) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement; provided, that at any time after giving effect to any such Revolving Advances the outstanding Revolving Advances do not exceed one hundred and ten percent (110%) of the Formula Amount.

     15.3 Successors and Assigns; Participations; New Lenders.

     15.3.1 This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

     15.3.2 Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

     15.3.3 Any Lender may with the consent of Agent which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Loan Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than One Million Dollars ($1,000,000), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Loan Documents. Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment
Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Loan Documents. Borrower shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

     15.3.4 Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

     15.3.5 Borrower authorizes each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrower which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrower.

     15.4 Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

     15.5 Indemnity. Borrower shall indemnify Agent, each Lender and each of their respective officers, directors, Affiliates, attorneys, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Loan Documents, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the party being indemnified.

     15.6 Notice. Any notice or request hereunder may be given to Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 15.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Loan Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 15.6) in accordance with this
Section 15.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Section
15.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 15.6. Any Notice shall be effective:

     15.6.1 In the case of hand-delivery, when delivered;

     15.6.2 If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

     15.6.3 In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

     15.6.4 In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

     15.6.5 In the case of electronic transmission, when actually received;

     15.6.6 In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 15.6; and

     15.6.7 If given by any other means (including by overnight courier), when actually received.

     Any Lender giving a Notice to Borrower shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

         If to Agent or PNC at:         PNC Bank, National Association
                                        One PNC Plaza
                                        249 Fifth Avenue,  6th Floor
                                        Pittsburgh,  Pennsylvania  15222
                                        Attention: Doreen K. Casey
                                        Telephone:  (412) 762-2881
                                        Telecopier: (412) 768-4369


         with a copy to:                PNC Bank, National Association
                                        PNC Agency Services
                                        One PNC Plaza, 22nd Floor
                                        249 Fifth Avenue
                                        Pittsburgh, Pennsylvania 15222

         with a copy to:                Frost Brown Todd LLC
                                        2200 PNC Center
                                        201 E. 5th Street
                                        Cincinnati, Ohio 45202
                                        Attention:   Michael  O'Grady
                                        Telephone:  (513)  651-6800
                                        Facsimile: (513) 651-6981

     If to a Lender other than Agent, as specified on the signature pages hereof

         If to Borrower:                U.S. Rubber Reclaiming, Inc.
                                        111 Monument Circle
                                        Bank One Tower, Suite 4800
                                        Indianapolis, IN 46204
                                        Attention: Timothy S. Durham
                                        Telephone: (317) 237-4122
                                        Facsimile: (317) 237-0137

         With a copy to:                Bamberger & Feibleman
                                        111 Monument Circle
                                        Bank One Tower, Suite 4800
                                        Indianapolis, IN 46204
                                        Attention: Neil E. Lucas
                                        Telephone: (317) 472-1480
                                        Facsimile: (317) 237-0137

     15.7 Survival.  The obligations of Borrower under Sections 2.3.6, 3.9, 3.10
3.11 4.19.8, 14.7 and 15.5 shall survive termination of this Agreement and the Loan Documents and payment in full of the Obligations.

     15.8 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

     15.9 Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees (including the allocated costs of in house counsel) and disbursements incurred by Agent on its behalf or on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's Account and shall be part of the Obligations.

     15.10 Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent, if Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

     15.11 Consequential Damages. Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

     15.12 Cautions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

     15.13 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.14 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     15.15 Confidentiality; Sharing Information.

     15.15.1 Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to Agent, any Lender or to any prospective Transferees and Purchasing Lenders, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that (i) unless specifically prohibited by applicable law or court order, Agent, each Lender and each Transferee shall use its best efforts prior to disclosure thereof, to notify Borrower of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials furnished by Borrower other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated.

     15.15.2 Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and Borrower hereby authorizes each Lender to share any information delivered to such Lender by Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of this Section 15.15 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of the Loan Agreement.

     15.16 Publicity. Borrower and each Lender hereby authorizes Agent to make appropriate announcements of the financial arrangement entered into among Borrower, Agent and Lenders, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Agent shall in its sole and absolute discretion deem appropriate.

     [Remainder of page intentionally left blank; signature page to follow.]

     Each of the parties has signed this Agreement as of the day and year first above written.

                                    U.S. RUBBER RECLAIMING, INC.



                                    By:/s/ Timothy S. Durham
                                       ----------------------------------------
                                    Name: Timothy S. Durham
                                    Title:  Chairman

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as Lender and as Agent

                                    By: /s/ Paul J. Count
                                        ---------------------------------------
                                    Name:  Paul J. Count
                                    Title:  Vice President


                                    Commitment Percentage: 100%



STATE OF INDIANA           )
                           ) ss:
COUNTY OF HAMILTON         )

     On this 25TH day of October, 2002, before me personally came Tim Durham, to me known, who, being by me duly sworn, did depose and say that he is the authorized officer of U.S. RUBBER RECLAIMING, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                        /s/Shannon Frantz
                                        ------------------------------------
                                        Notary Public


SHANNON FRANTZ
NOTARY PUBLIC STATE OF INDIANA
HAMILTON COUNTY
MY COMMISSION EXP. JUNE 13,2010

                                LIST OF SCHEDULES
Schedules

Schedule 1.2                        Permitted Encumbrances

Schedule 5.7                        Environmental

Schedule 5.8.4                      Plans

Schedule 5.10                       Licenses and Permits

Schedule 5.14                       Labor Disputes

                                    TERM NOTE

$4,000,000                                          Indianapolis, Indiana
                                                    Dated as of October 25, 2002


     FOR VALUE RECEIVED, U.S. RUBBER RECLAIMING, INC. (the "Borrower") promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Lender"), in lawful money of the United States of America in immediately available funds at the Lender's offices located at Two Tower Center Blvd., 8th Floor, East Brunswick, NJ 08816, or at such other location as the Lender may designate from time to time, the principal sum of FOUR MILLION DOLLARS ($4,000,000) (the "Facility") together with interest accruing on the outstanding principal balance from the date hereof, all as provided below:

1. Rate of Interest. Subject to the applicability of the Default Rate, the principal amount outstanding under this Note will bear interest at a rate per annum as set forth in the Loan Agreement (as defined below). All interest calculations under the Loan Agreement and this Note will be made based on a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed 25% per annum or such lesser amount as is the maximum permitted by law.

2. Payment Terms. The obligation to make payments hereunder is without relief from valuation and appraisement laws. The Borrower shall make payments of principal and accrued interest on this Note as set forth in the Loan Agreement. All outstanding principal and accrued but unpaid interest hereunder shall be due and payable in full on the Expiration Date. The "Expiration Date" shall mean the last day of the Term set forth in the Loan Agreement, or such later date as may be designated by the Agent by written notice to the Borrower. The Borrower hereby authorizes the Agent to charge the Borrower's Account for any payment when due hereunder. All payments, including prepayments, received will be applied to charges, fees and expenses (including reasonable attorneys' fees), accrued interest and principal in the order specified in the Loan Agreement.

3. Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount due pursuant to the provisions of this Note and the Loan Agreement, the Borrower also shall pay a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100.00. The late charge is imposed for the purpose of defraying the expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Lender and Agent of any rights and remedies hereunder, under the Loan Agreement, Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which the Lender or Agent may employ. If any Obligations are not paid when due (whether by acceleration, demand or otherwise), the Borrower shall pay interest on such amount at the Default Rate until it is paid in full. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

4. Loan Documents. This Note is issued in connection with the Revolving Credit, Term Loan and Security Agreement between Borrower, Agent, and the Lenders identified therein of even date herewith (the "Loan Agreement") and is secured by the Collateral covered by the Loan Agreement and Loan Documents as that term is defined in the Loan Agreement. All references to the Loan Agreement and the Loan Documents will include all amendments thereto as made from time to time. The terms, covenants, conditions, stipulations and agreements contained in the Loan Agreement hereby are incorporated herein by reference. Capitalized terns used in this Note and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

5. Events of Default. Immediately and automatically upon the occurrence of an Event of Default under Section 10.7 of the Loan Agreement, or, at the option of Lender, immediately upon the occurrence of any other Event of Default, in any case without demand or notice of any kind (which are hereby expressly waived): (i) the Obligations will become immediately due and payable, (ii) Borrower will pay to Agent and Lender all reasonable costs and expenses (including but not limited to reasonable Attorneys' Fees) incurred by them in connection with efforts to collect the indebtedness evidenced hereby, and (iii) Lender and Agent may exercise from time to time any of the rights and remedies available to them under the Loan Documents or applicable law. Upon and after the occurrence of any Event of Default or the maturity of this Note (by acceleration or otherwise), the principal balance under this Note, together with any arrearage of interest, will bear interest at the Default Rate until paid in full, whether before or after judgment. Borrower, all other makers, co-signers and indorsers waive presentment, demand, protest, and notice of demand, protest, non-payment and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

6. Right of Setoff. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Lender and/or Agent by law, the Lender and/or Agent shall have, with respect to the Obligations upon the occurrence of an Event of Default under the Loan Agreement and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Lender and/or Agent all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Lender and/or Agent whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Lender and/or Agent, although the Lender and/or Agent may enter such setoff on its books and records at a later time.

7. Miscellaneous. No delay or omission of the Lender and/or Agent to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power nor shall the Lender's and/or Agent's action or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Lender and/or Agent in the enforcement of its' rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Lender's and/or Agent's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns.

     This Note shall be governed by and construed in accordance with the laws of the State of Indiana applied to contracts to be performed wholly within the State of Indiana. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Note, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of Indiana, United States of America, and, by execution and delivery of this Note, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at its address set forth in Section 15.6 of Loan Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note or any related agreement, shall be brought only in a federal or state court located in the County of Marion, State of Indiana.

8. WAIVER OF JURY TRIAL. The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower acknowledges that the foregoing waiver is knowing and voluntary. The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

                                        U.S. RUBBER RECLAIMING, INC.



                                         By: /s/Timothy S. Durham
                                             ---------------------------------
                                         Print Name: Timothy S. Durham
                                         Title: Chairman

                        DEED OF TRUST, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

                         (U.S. Rubber Reclaiming, Inc.)

"This Deed of Trust secures, among other things, a line of credit as defined in Miss. Code Ann.ss.89-1-49 (Supp. 1998), and shall not be extinguished until the conditions of Miss. Code Ann.ss.89-5-21 (Supp. 1998) are met."

     This Deed of Trust is dated as of October 25, 2002 and is entered into among U.S. Rubber Reclaiming, Inc., an Indiana corporation, whose address is 2000 Rubberway Road, Vicksburg, Mississippi 39182 (referred to hereinafter as "Grantor"), PNC Bank, National Association, as Agent, whose address is One PNC Plaza, 249 Fifth Avenue, 6th Floor, Pittsburgh, Pennsylvania 15222, (referred to below sometimes as "Agent" and sometimes as "Beneficiary"), and William L. Shappley, Jr.., whose address is 800 Trustmark National Bank Building, 1301 Washington Street, Vicksburg, Mississippi 39181-0991 (referred to hereinafter as "Trustee").

     For valuable consideration, Grantor conveys to Trustee in trust for the benefit of Agent for the Lenders, as Beneficiary, all of Grantor's right, title and interest in and to certain real property located in Warren County, Mississippi, more particularly described in Exhibit A, attached hereto and made a part hereof for all purposes (hereinafter referred to as "Real Estate"), together with all rights, title and interests of Grantor now existing or hereafter arising in and to:

(A) All rights, privileges, interests, tenements, hereditaments, easements and appurtenances in any way now or hereafter benefiting, belonging or appertaining to all or any of the Real Estate, including without limiting the generality of the foregoing all land lying within any roadway and strips adjoining all or any of the Real Estate, all minerals, oil, gas and other hydrocarbon substances thereon or therein and all air rights and water rights (collectively, the "Easements and Appurtenances");

(B) All buildings, structures and other improvements of every kind and description now or hereafter erected, constructed or placed on the Real Estate, together with all fixtures now or hereafter located upon or attached to the Real Estate, and all replacements thereof (collectively, the "Improvements");

(C) All extensions, improvements, betterments, substitutes, replacements, renewals, additions and appurtenances of or to the Easements and
     Appurtenances   and  of  or  to   the   Improvements   (collectively,   the
     "Additions");

(D) All rents, issues, proceeds, income and profits of the Real Estate, the Easements and Appurtenances, the Additions and the Improvements, including all leases and subleases of all or any of such property (collectively, the "Rents");

(E) All Accounts, Inventory, Equipment, General Intangibles, Chattel Paper, Investment Property, Instruments, Documents, Letter of Credit Rights, Supporting Obligations, and Commercial Tort Claims, as each such term is defined under the applicable version of the Uniform Commercial Code in effect (collectively, the "Personal Property"); and

(F) All awards, payments and proceeds of conversion, whether voluntary or involuntary, of any of the Real Estate, Easements and Appurtenances, Improvements, Additions and Rents, including without limitation, all insurance, condemnation and tort claims, rent claims and other obligations dischargeable in cash (collectively, the "Proceeds").

     The Real Estate, the Easements and Appurtenances, the Improvements, the Additions, the Rents, the Personal Property, and the Proceeds are referred to herein collectively, as the "Mortgaged Property".

     Capitalized terms used in this Deed of Trust and not otherwise defined herein shall have the meanings ascribed to such terms in Paragraph 22 of this Deed of Trust, or in the Loan Agreement, as defined below, as applicable.

     This Deed of Trust is given to secure the performance and payment when due of the Indebtedness. As used herein, the term "Indebtedness" shall mean, collectively: (i) the covenants and agreements contained in this Deed of Trust,
(ii) all Obligations (as defined below), together with all interest accruing thereon, and all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (iii) the covenants and agreements contained in any and all other instruments, security agreements, pledge agreements, assignments of collateral, Deed of Trusts, security documents, guaranties, and other agreements or documents ever delivered by Grantor to Agent pursuant to the Loan Agreement or to secure all or any part of the Obligations, (iv) any and all future advances made in the discretion of Agent or Lenders, and (v) all renewals or extensions or restatements of, and any and all amendments or modifications of or supplements to, all or any part of the foregoing.

     All persons who have or may acquire an interest in the Mortgaged Property shall be deemed to have notice of and shall be bound by the terms of the Loan Documents, and any other instruments or documents made or entered into in connection herewith and the terms of the Indebtedness, including notice that the rate of interest on some or all of the Indebtedness may vary from time to time.

     Grantor hereby further covenants with the Agent as follows:

     1. Payment of Sums Due. Grantor promptly will pay as and when due the Indebtedness, all without relief from valuation and appraisement laws and with reasonable attorneys' fees. Grantor waives demand, presentment for payment, notice of protest and notice of nonpayment or dishonor of the Indebtedness.

     2. Care and Condition of Mortgaged Property. Grantor shall (a) promptly repair, restore or rebuild any part of the Mortgaged Property which may become damaged or be destroyed; (b) keep the Mortgaged Property in good condition and thorough repair, ordinary wear and tear excepted, without waste, and free from Liens and claims for Liens (including, without limitation, mechanic's and materialmen's Liens) not expressly subordinated to the Lien of this Deed of Trust, other than Permitted Encumbrances; (c) pay any indebtedness when due
(after expiration of all applicable notice and grace periods) which may be secured by a Lien or charge on the Mortgaged Property, whether or not superior, equal or junior to the Lien of this Deed of Trust, excepting only indebtedness the payment of which is being diligently contested in good faith and by proper proceedings and for which adequate reserves have been established by Grantor;
(d) comply, and cause any lessees and sublessees of the Mortgaged Property to comply with all material requirements of law, municipal ordinances, restrictions of record or insurance covenants with respect to the Mortgaged Property and its use; and (e) permit Agent to enter upon and inspect the Mortgaged Property with reasonable prior notice and at reasonable times.

     3. Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum byproducts or any fraction thereof an asbestos. Grantor represents and warrants to Agent that, except as noted in Phase I Environmental Report of the Mortgaged Property dated as of October 10, 2002: (a) during the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Agent in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) except as previously disclosed to and acknowledged by Agent in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Agent and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Agent may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Agent shall be for Agent's purposes only and shall not be construed to create any responsibility or liability on the part of Agent to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Agent for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Agent against any and all claims, losses, liabilities, damages, penalties, and expenses which Agent may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Property. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Agent's acquisition of any interest in the Property, whether by foreclosure or otherwise.

     4. Covenants and Warranties. Grantor covenants and warrants that: (a) Grantor is lawfully seized of the Real Estate in fee simple, has valid and indefeasible title to the Mortgaged Property and has a good and legal right to Deed of Trust the Mortgaged Property to Agent; and (b) all of the Mortgaged Property is and will remain free from all Liens excepting only the Lien of real estate taxes not yet delinquent, Permitted Encumbrances, those easements disclosed to Agent in writing prior to the execution and delivery of this Deed of Trust, and those Liens which are in favor of Agent, and Grantor will warrant and defend, at Grantor's expense, Grantor's rights, title and interests in and to the Mortgaged Property against all claims made thereon.

     5. Insurance. Grantor, at its sole cost and expense, shall obtain and keep in full force and effect such policies of insurance as required under the terms of the Credit Agreement to be maintained by Grantor ("Required Insurance"), the proceeds of which shall be governed by and subject to the terms of the Loan Agreement.

     6. Taxes. Grantor will pay and discharge or cause to be paid and discharged when due, and before any penalty attaches, all taxes of every kind and nature relating to or imposed upon the Mortgaged Property, general and special assessments, water rates and sewer rents, and all other governmental, municipal and public dues, charges, fmes and impositions whether of a like or different nature, imposed upon or assessed against Grantor or the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Upon request by Agent, Grantor will deliver to Agent, not later than 30 days after delinquency, duplicate receipts evidencing the payment of all such taxes, charges and assessments.

     Grantor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any governmental authority upon the Agent by reason of its interest in any Indebtedness or in any of the Mortgaged Property or by reason of any payment made to Agent hereunder; but Grantor shall have no obligation to pay or discharge taxes which may be imposed from time to time upon this Deed of Trust and which are measured by and imposed upon the income of Agent.

     7. Protection of Security by Agent. Each and every covenant in this Deed of Trust shall be performed and kept by Grantor solely at Grantor's expense. At its option, but without any duty or obligation of any sort to do so and without in any way waiving or relieving any Default by Grantor under this Deed of Trust, Agent may make any payment and perform any act required of Grantor to be made or performed by this Deed of Trust, in the event Grantor fails to make such payment when due or timely perform any such act, including but not limited to: payment of insurance premiums, taxes, charges and assessments; payment of prior encumbrances; and purchase, discharge, compromise or settlement of any tax or other Lien or title, prior or on a parity with the Lien of this Deed of Trust. As between Grantor and Agent, all such Liens and taxes shall be deemed valid. Agent agrees to give Grantor at least five (5) days written notice prior to making any such payment except that no such prior notice shall be required with respect to payment of insurance premiums or in any other circumstance in which Agent reasonably determines that such payment is necessary to avoid an immediate, material adverse affect upon all or any part of the Mortgaged Property. All monies so paid and all expenses incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced and expenses incurred by Agent to protect the Mortgaged Property, and the security intended to be given by this Deed of Trust, including all costs, expenses and reasonable attorneys fees, incurred by Agent in respect of any and all legal or equitable proceedings which relate to this Deed of Trust or to the Mortgaged Property, shall constitute Indebtedness secured by this Deed of Trust and shall be immediately due and payable by Grantor on demand and with interest thereon from and after such demand until paid in full at a rate of interest per annum equal to the Default Rate for Domestic Rate Loans.

     8.  Transfer  of  Mortgaged  Property.  Subject  to the  terms  of the Loan
Agreement, Grantor shall not, without the prior written consent of Agent, directly or indirectly (whether voluntarily, involuntarily or by operation of law) sell (whether outright or by land contract, conditional sales contract or any other such agreement), lease (other than leasing office or warehouse space to lessees in the ordinary course of business), convey, transfer or in any way further encumber, Deed of Trust or assign the Mortgaged Property or any of Grantor's rights, title or interests therein (each of such actions or events being hereinafter called a "Transfer").

     9. Condemnation Proceeds. All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation for public or private use affecting any interest in the Mortgaged Property shall be governed by and subject to the terms of the Loan Agreement.

     10. Security Agreement, Financing Statement.

     (a) This Deed of Trust is intended to be a security agreement pursuant to the Uniform Commercial Code as adopted and in effect in the State of Mississippi ("UCC") for (i) any and all items of Personal Property specified above as part of the Mortgaged Property which, under applicable law, may be subject to a security interest pursuant to the UCC and which are not herein effectively made part of the real property, and (ii) any and all items of property specified above as part of the Mortgaged Property which, under applicable law, constitute fixtures and may be subject to a security interest under Article 9 of the UCC; and Grantor hereby grants Agent a security interest in said property, and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all Indebtedness now or hereafter secured by this Deed of Trust. Grantor agrees to execute and deliver financing and continuation statements covering said property from time to time and in such form as Agent may require to perfect and continue the perfection of Agent's Lien or security interest with respect to said property. Grantor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements Agent may reasonably require. Upon the occurrence of any Default hereunder, Agent shall have the rights and remedies of a secured party under the UCC, as well as all other rights and remedies available at law or in equity, and, at Agent's option, Agent may also invoke the remedies provided elsewhere in this Deed of Trust as to such property.

     (b) This Deed of Trust constitutes a financing statement filed as a fixture filing under the UCC in the real estate records of the county in which the Mortgaged Property is located with respect to any and all fixtures included within the term "Mortgaged Property" and with respect to any goods or other personal property that may now be or hereafter become such a fixture. PARTS OF THE MORTAGED PROPERTY ARE, OR ARE TO BECOME, FIXTURES ON THE REAL ESTATE.

     (c) Grantor's address is:

                         U.S. Rubber Reclaiming, Inc. 2000 Rubberway Road Vicksburg, MS 39182
                         Attn: President

     (d) Agent's address is:

                           PNC Bank, National Association One PNC Plaza. 249 Fifth Avenue, 6th Floor
                           Pittsburgh, PA 15222 Attention: Doreen Casey

     11. Default and Acceleration. It is expressly agreed by Grantor that time is of the essence of this Deed of Trust. Except as expressly provided otherwise in this Deed of Trust, upon the occurrence of any Default, as hereinafter defined, and at any time thereafter, then, in any and every such case, the entire Indebtedness shall, at the option of Agent, become immediately due and payable without any notice, presentment, demand, protest, notice of protest, or other notice of dishonor or demand of any kind, all of which are hereby expressly waived by Grantor, and Agent shall have the right immediately to foreclose the Lien created by this Deed of Trust against the Mortgaged Property, to enforce every other security interest created by this Deed of Trust and to institute any action, suit or other proceeding which Agent may deem necessary or proper for the protection of its interests. The following shall each constitute a "Default" for purposes of this Deed of Trust:

     (a) If Grantor shall default under any covenant; condition or term of this Deed of Trust;

     (b)  The occurrence of any Transfer prohibited by this Deed of Trust; or

     (c) The occurrence of an "Event of Default" (as such term is defined in the Loan Agreement).

     12. Possession of Mortgaged Property During Default. During the continuance of any Default, Agent (or any person, firm or corporation designated to act on behalf of Agent), with the irrevocable consent of Grantor herein given (a) may enter into and upon all or any part of the Mortgaged Property, may exclude Grantor therefrom and may hold, use, administer, operate, manage and control the Mortgaged Property, exercise all rights, privileges and powers of Grantor with respect thereto and conduct the business thereof, all to the same extent Grantor could do so, and (b) at the expense of Grantor and from time to time, may maintain and restore or complete the Improvements and in the course of completion may make such changes in the Improvements as Agent deems desirable. Agent shall be entitled to collect and receive all the Rents and to deduct therefrom the expenses of operating and conducting the business of the Mortgaged Property and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments, improvements and amounts necessary to pay for taxes, assessments, Required Insurance and prior or other proper charges upon the Mortgaged Property as well as reasonable compensation for the services of Agent. Any expenses of operating and conducting the business of the Mortgaged Property or as are otherwise incurred by Agent pursuant to the provisions of this paragraph which remain unpaid after application of such Rents shall constitute Indebtedness secured by this Deed of Trust and shall be immediately due and payable by Grantor without notice and with interest thereon at the Default Rate for Domestic Rate Loans. If Agent shall exercise its rights as stated in this paragraph, Agent shall apply the net amounts received or collected by it, after payment of expenses as aforesaid, to the payment of the Indebtedness, when and as the same shall become due and payable.

     13. Expenses. All reasonable expenses, costs and other liabilities, including reasonable attorneys' fees, which Agent reasonably may incur (i) in enforcing, defending, construing or administering this Deed of Trust (or its priority), (ii) for any inspection, evaluation, appraisal, survey or other service permitted in connection with any of the Mortgaged Property, (iii) for any title examination or title insurance policy relating to the title to any of the Mortgaged Property or (iv) in the exercise by Agent of any rights or remedies granted by this Deed of Trust, shall be paid by Grantor upon demand by Agent, together with interest thereon, from the date of expenditure until payment in full, at the Default Rate for Domestic Rate Loans and shall constitute a part of the Indebtedness secured by this Deed of Trust.

     14. Foreclosure Proceedings and Receiver. Subject to the rights of tenants in possession, Agent shall be entitled and Grantor consents to, as a matter of right, if Agent shall so elect, without the giving of notice to any other party, without regard to the adequacy or inadequacy of any security for the Indebtedness and without the requirement of any bond, to the appointment of a receiver or receivers. Grantor hereby expressly waives, to the extent allowed by law, all right to have the Mortgaged Property marshaled upon any foreclosure of this Deed of Trust. Agent shall be entitled to recover a judgment either before or after or during the pendency of any proceedings for the enforcement of this Deed of Trust. The right of Agent to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of this Deed of Trust, or the foreclosure of the Lien of this Deed of Trust.

     If any Default shall have occurred then, in that event, the entire Indebtedness, together with all interest accrued thereon, shall, at the option of Beneficiary, be and become at once due and payable without notice to Grantor, and Trustee (or the Substituted Trustee) shall, at the request of Beneficiary, sell the Land conveyed, or a sufficiency thereof, to satisfy the Indebtedness at public outcry to the highest bidder for cash. Sale of the Land shall be advertised for three consecutive weeks preceding the sale in a newspaper published in the counties where the Land is situated, or if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouses of the same counties. The notice and advertisement shall disclose the names of the original debtors in this Deed of Trust. If the Property is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have full power to select in which county, or judicial district, the sale of the property is to be made, newspaper advertisement published and notice of sale posted, and Trustee's selection shall be binding upon Grantor and Beneficiary. The newspaper publication in the various counties where the Land is located shall specify the county or judicial district in a particular county where the sale is to be made. The Trustee may sell said property without taking possession of the same, and is authorized to appoint an agent and auctioneer to make such sale in his absence, which sale shall be as valid as if made by said Trustee. At any such public sale, Trustee may execute and deliver to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels and in such manner or order as Beneficiary in its sole discretion may elect, and if Beneficiary so elects, Trustee or Beneficiary may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code as enacted in the state of Mississippi, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Mortgaged Property is sold or the Indebtedness paid in full. If the Indebtedness now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Beneficiary at its option may exhaust the remedies granted under any of said security instruments or this Deed of Trust either concurrently or independently, and in such order as Beneficiary may determine.

     Said sale may be adjourned by the Trustee, or his agent or successors, and reset at a later date without additional publication; provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set. Should Agent be a corporation or an unincorporated association, then any officer thereof may declare Grantor to be in default as provided in Paragraph 11 and request Trustee to sell the Property. Agent shall have the same right to purchase the property at the foreclosure sale as would a purchaser who is not a party to this Deed of Trust, and Agent may make settlement for the purchase price by crediting the sale price against the Indebtedness.

     With respect to all or any part of the Real Estate, the Trustee shall, at the request of Agent, sell the Real Estate after giving notice of the time, place and terms of sale as required by Miss. Code Ann. ss. 89-1-55 (1972), as amended, and any successor provisions, and execute a deed to the purchaser of the Real Estate. Out of the proceeds arising from the sale, the costs and expenses of executing this Deed of Trust, including a reasonable Trustee's fee and the attorneys' fees prescribed in the Loan Agreement and in this Deed of Trust, shall first be paid; next, the amount of the indebtedness then remaining unpaid shall be paid; and, lastly, any balance remaining shall be paid to Grantor or to Grantor's representatives, agents, or assigns.

     15. No Exclusive Remedy. Each and every right, power and remedy herein conferred upon or reserved to Agent is cumulative and is not intended to be exclusive of any other remedy or remedies, and shall be in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Agent in the exercise of any right, power or remedy or any other right, power or remedy then or thereafter existing, shall constitute or shall be construed to be a waiver of any Default or any acquiescence therein; and every right, power and remedy given by this Deed of Trust to Agent may be exercised from time to time as often as and in such order as may be deemed expedient by Agent.

     16. Powers and Obligations of Trustee. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

     Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Agent and Grantor: (a) join in preparing and filing a map or plat of the Real Estate, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Estate; and
     (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Agent under this Deed of Trust.

     Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trustee, deed or lien, or of any action or proceeding in which Grantor, Agent, or Trustee shall be a party, unless the action or proceeding is brought by trustee.

     Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Agent shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

     Successor Trustee. Agent, at Agent's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Agent and recorded in the office of the Chancery Clerk of Warren County, Mississippi. The instrument shall contain, in addition to all other matters required by Mississippi law, the names of the original Agent, Trustee and Grantor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Agent or its successors in interest. The successor Trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

     17. Assignment of Leases and Rents.

     (a) To secure payment and performance by Grantor of the Indebtedness, Grantor hereby grants, transfers and assigns to Agent all of Grantor's rights, title and interests in, to and under all leases and tenancies now existing or hereafter entered into by and between Grantor and each and any tenant, lessee or sublessee of the Mortgaged Property or any part thereof ("Leases"), and all rents, issues, income and profits of the same including without limitation all rentals reserved in any of the Leases now or hereafter due and any amendments, modifications, extensions and renewals thereof.

     Until the occurrence of a Default, Grantor shall have the right to collect and receive, upon but not prior to accrual, all rents, issues and profits under and from the Leases and with respect to the Mortgaged Property. Subject to the rights of tenants in possession, upon or at any time after the occurrence of a Default, Agent at its option and without notice or demand, may enter upon, take possession of and operate the Mortgaged Property, as lessor, enforce, modify, and accept the surrender of any or all of the Leases, obtain and evict any of the lessees or sublessees under any of the Leases, fix or modify rents, and do any acts which Agent deems proper to protect the security hereof, and, in its own name, sue for or otherwise collect and receive all rents, issues and profits due to Grantor under or pursuant to the Leases, including those past due and unpaid. Such rights may be exercised by Agent without regard to other security, if any, for payment of the Indebtedness and without releasing Grantor or any guarantor of any of the Indebtedness from any obligation. Grantor hereby irrevocably appoints and constitutes Agent as its true and lawful attorney-in-fact with full power of substitution for and on behalf of Grantor to request, demand, enforce payment of, collect and receive the rentals payable under the Leases, to change, modify, release, waive, terminate, alter, or amend the Leases or any of the terms or provisions thereof, including the rentals thereunder, to endorse any checks, drafts or orders evidencing payment of rentals under the Leases, and to do and perform any acts which Grantor might do for and on Grantor's own behalf

     All rents collected by Agent or a receiver pursuant to this paragraph 17 shall be applied first to the costs of taking control of, and managing and operating the Mortgaged Property and collecting the rents, including, but not limited to, reasonable attorneys' fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Mortgaged Property, premiums on insurance policies, taxes, assessments and other charges on the Mortgaged Property, and the costs of discharging any obligation or liability of Grantor as lessor or landlord of the Mortgaged Property and then toward payment of the Indebtedness secured hereby. Agent shall have access to the books and records used in the operation and maintenance of the Mortgaged Property and shall be liable to account only for those rents actually received. Agent shall not be liable to anyone claiming under or through Grantor or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Agent under the assignment made by this Paragraph 17, unless such liability results from the willful misconduct or bad faith of Agent.

     If the rents of the Leases are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the rents, any funds expended by Agent for such purposes shall become Indebtedness of Grantor to Agent secured by this Deed of Trust, and such amounts shall be payable upon notice from Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement until repaid at the Default Rate for Domestic Rate Loans.

     The entering upon and taking and maintaining of control of the Mortgaged Property by Agent or a receiver and the application of rents as provided herein shall not cure or waive any Default or invalidate any other right or remedy of Agent hereunder.

     (b) Grantor hereby covenants and warrants to Agent that (i) Grantor is and will remain the lawful owner of the Leases and has not made any prior assignment of Grantor's right, title and interest in, to and under any of the Leases; (ii) Grantor has not accepted any advance rental payments under the Leases other than one month's advance and security deposits; (iii) Grantor has not executed or granted and will not grant any oral modification or amendment of any of the Leases without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed; and (iv) Grantor has not done and will not do anything which impairs the validity or security of this assignment.

     (c) The assignment made by this Paragraph 17 shall not operate to release or relieve Grantor, as lessor under the Leases, from the full performance of all of Grantor's obligations and covenants under the Leases. Grantor shall: faithfully abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by Grantor under the Leases; give prompt notice to Agent of any notice of claim of material default on the part of Grantor given or made by any tenant under any of the Leases; and, at the sole cost and expense of Grantor, enforce, short of termination of the Leases, or secure the performance of, each and every material obligation, covenant, condition and agreement to be performed by the tenants under the Leases. Without the prior written consent of Agent, Grantor shall not further encumber its rights, title and interest in and to the Leases. Except in the ordinary course of Grantor's business, Grantor shall not anticipate rentals under the Leases or waive, excuse, condone or in any manner release or discharge any lessee thereunder, of or from the material obligations, covenants, conditions and agreements to be performed by such lessees, including the obligation to pay rentals in the manner and at the place and time specified therein.

     (d) Grantor shall, at Grantor's sole cost and expense, appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of Grantor or the lessees or sublessees under the Leases, and shall pay all costs and expenses on demand, with interest thereon after such demand until paid in full at the Default Rate for Domestic Rate Loans, including reasonable attorneys' fees incurred by Agent in any such action or proceeding in which Agent may appear, all such expenses being Indebtedness secured by this Deed of Trust.

     (e) After the occurrence of a Default, Agent, at its option but without the assumption of any of Grantor's obligations as lessor and without notice to or demand on Grantor, and without releasing Grantor from any obligation under the Leases or this Deed of Trust, may perform any obligation of Grantor under any of the Leases. In the exercise of such power, Agent shall be entitled to reimbursement by Grantor for all of Agent's costs and expenses, including reasonable attorneys' fees, and the same shall be payable upon demand, with interest thereon from the date paid or incurred at the Default Rate for Domestic Rate Loans, and shall be Indebtedness secured by this Deed of Trust.

     (f) Agent shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability of Grantor under the Leases or otherwise. Agent shall not be liable for any loss sustained by the Grantor resulting from Agent's failure to let the Mortgaged Property after Default or from any other act or omission of the Agent in managing the Mortgaged Property after Default, unless such loss is caused by the willful misconduct and bad faith of Agent. Grantor agrees to indemnify Agent against and hold it harmless from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against Agent by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, unless such liability or claim arises as a result of Agent's willful misconduct or bad faith. Except for liability, claims or demands arising from Agent's willful misconduct or bad faith, in the event Agent incurs any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys' fees, such amount shall be payable by Grantor upon demand, with interest after such demand until paid in full at the Default Rate of Interest, all of which is Indebtedness secured by this Deed of Trust. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Property or any improvements thereon upon Agent, nor shall it operate to make the Agent responsible or liable for any waste committed on the Mortgaged Property or for any dangerous or defective condition of the property unless and until Agent, in person or by agent, assumes actual possession of the Mortgaged Property.

     (g) Grantor hereby authorizes and directs each and every tenant and occupant of the Mortgaged Property, or any part thereof, upon receipt from Agent of written notice to the effect that a Default exists under this Deed of Trust and such tenant is to pay over to Agent all rents, income and profits arising or accruing from the Mortgaged Property, and to continue to do so until otherwise notified by the Agent. Grantor agrees to facilitate in all reasonable ways Agent's collection of such rent, and upon request will execute a written notice to each tenant and occupant directing payment to the Agent. Upon the payment in full of all of the Indebtedness secured hereby, the assignment made in this Paragraph 17 shall terminate.

     18. Provisions Severable. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Agent, not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. The invalidity of any provision of this Deed of Trust in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     19. Fees. Grantor will pay for filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Deed of Trust, any Deed of Trust supplemental hereto, any financing statement and continuation statement and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any Deed of Trust supplemental hereto, or any instrument of further assurance. Such amounts shall be due and payable within fifteen (15) days after written demand by Agent for payment therefor, and from and after such due date until paid in full shall bear interest at the Default Rate for Domestic Rate Loans.

     20. Successors and Assigns. The grants, covenants, terms, provisions and conditions of this Deed of Trust shall (a) run with the land, (b) apply and extend to, be binding upon and inure to the benefit of Grantor, Grantor's heirs, administrators, successors and assigns and all persons claiming under or through Grantor, and the word "Grantor," when used herein, shall include all such persons, and (c) shall apply and extend to, be binding upon and inure to the benefit of Agent and its successors and assigns. The word "Agent" when used herein shall include the successors and assigns of Agent.

     21. Miscellaneous. The captions used in this Deed of Trust are for convenience only and are not to be construed as defining or limiting the provisions of this Deed of Trust. Any and all covenants in this Deed of Trust from time to time may by instrument in writing signed by Agent be waived to such extent and in such manner as Agent may desire, but no such waiver shall affect or impair Agent's rights hereunder, except to the extent specifically stated in such written instrument. No waiver by Agent of any Default shall constitute a waiver of, or consent to, any subsequent Default. All changes to or modifications of this Deed of Trust must be in writing signed by Agent and Grantor and, if this Deed of Trust is recorded, shall not be effective until being recorded. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Nothing herein contained shall be construed as constituting Agent a mortgagee in possession of the Mortgaged Property in the absence of a taking of actual possession of the Mortgaged Property by Agent. In the exercise of the powers herein granted Agent, no liability shall be asserted or enforced against Agent by Grantor, all such liability and claims of liability being expressly waived and released by Grantor. In the event that all of the Indebtedness is fully and timely paid and satisfied and no Indebtedness thereafter may arise, this Deed of Trust shall become of no further force and effect and the lien and security interest hereof shall be released of record at Grantor's request and at Grantor's cost and expense.

     22. Definitions. As used in this Deed of Trust, the following terms shall have the meanings ascribed to them below:

     "Loan Agreement" shall mean that certain Revolving Credit, Term Loan and Security Agreement, dated as of even date, among Grantor, Agent, and Lenders, as the same may be modified, amended, supplemented, replaced, restated and/or extended from time to time and at any time, which Loan Agreement establishes and provides for the following described credit facilities:

Facility                   Amount                      Terms                           Maturity Date

Revolving Loan             $4,000,000       Interest monthly; principal and             October 14, 2005 interest at maturity

Term Loan                  $4,000,000       Principal and interest monthly              October 14, 2005


     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Obligations" shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to Lenders or Agent or to any other direct or indirect subsidiary or affiliate of Agent or any Lender of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, (including, without limitation, the Loan Agreement and the Loan Documents) whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Agent's or any Lenders non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of Grantor's indebtedness and/or liabilities under the Loan Agreement, the Loan Documents or under any other agreement between Agent or Lenders and Grantor and any amendments, extensions, renewals or increases and all costs and expenses of Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of Grantor to Agent or Lenders to perform acts or refrain from taking any action. Obligations shall also include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Grantor or Guarantor to Lenders or Agent or to any other direct or indirect subsidiary or affiliate of Agent or any Lender arising under any of the following: (a) any International Swaps and Derivatives Association Master Agreement ("Master Agreement"), and including each Transaction (as such term is defined in the Master Agreement), as confirmed in the applicable confirmation of each such Transaction; or (b) any obligation of Grantor or Guarantor to any of the foregoing under any other interest rate swap, cap, collar, floor, option, forward, or other type of interest rate protection, foreign exchange or derivative transaction agreement.

     "Permitted Encumbrances" has the meaning ascribed to such term in the Loan Agreement.

     "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust by its duly authorized signatory as of the 23rd day of October, 2002.

                                    U.S. RUBBER RECLAIMING, INC.



                                    By: /s/Timothy S. Durham
                                        ---------------------------------------
                                    Name: Timothy S. Durham
                                    Title:  Chairman

Exhibit A to Security Instruments
U. S. Rubber Reclaiming, Inc., Grantor
PNC Bank, National Association, as Agent, Beneficiary
October 25, 2002 Page 1 of
1

     Part of section 20, Township 15 North, Range 3 East, Warren County, Mississippi.

Commencing at the Southwest corner of the U. S. Rubber Reclaiming, Inc. property as recorded in Deed Book 824 at Page 143 of the land records of Warren County, Mississippi, said point being on the Easterly line of the Kansas City Southern Railroad Company (formerly Illinois Central Railroad Company) right of way and run thence South 69(degree)15' 00" East along the South line of said U. S. Rubber Reclaiming Company, Inc. property 411.79 feet to an existing iron stake marking the Southwest corner of that certain parcel conveyed as Parcel One to Rouse Rubber Industries, Inc. by U.S. Rubber Reclaiming, Inc., as described within deed recorded in Book 850 at Page 140, which point further marks the Southwest corner of the tract described an Parcel One within deed executed by Rouse Rubber Industries, Inc. in favor of U.S. Rubber Reclaiming, Inc. recorded in Deed Book 930 at Page 740, each within the aforesaid land records; thence continue along the South line of the tract described as Parcel One within said deed executed by Rouse Rubber Industries, Inc. in favor of U. S. Rubber Reclaiming, Inc. South 69(degree)15'00" East 166.85 feet to the Southeast corner of said Parcel one so described within said deed executed by Rouse Rubber Industries, Inc. in favor of U. S. Rubber Reclaiming, Inc.; thence run along the East line of the tract so described as Parcel One within that said deed North 20(degree)51' 58" East 168.87 feet along the center line of an existing paved road and easement as described in Deed Book 850 at Page 112 of the Warren County Land Records to the Northeast corner of said Parcel One an described within the aforedescribed deed executed by Rouse Rubber Industries, Inc. in favor of said
U. S. Rubber Reclaiming, Inc.; thence leaving the East line of the tract described within that said deed as Parcel One and continue thence North 20(degree)51' 58" East 123.71 feet, more or less, along the center line of said road to a point, which point marked the point of beginning of the tract described as Parcel Two within said deed executed by Rouse Rubber Industries, Inc. in favor of U. S. Rubber Reclaiming, Inc., same further being the Southernmost Southwest corner of Parcel Two as described within that said deed; thence leaving the center line of said road and run thence along the South line of the tract described as Parcel Two within the said deed executed by Rouse Rubber Industries, Inc. in favor of U. S. Rubber Reclaiming, Inc., with the following courses and distances, viz: South 70(degree)13' 59" East 194.29 feet to a point within a certain existing building sometimes designated and referred to as "Manufacturing Building"; thence run South 19(degree)46' 01" West 24.50 feet to a point on the northerly face of an existing interior wall within said building; thence run along the northerly exterior face of said interior wall South 70" 13' 59" East 37.07 feet; thence leaving the northerly exterior face of said interior wall and run North 19" 46'01 " East a distance of 143.02 feet, more or less, along a line within the interior of an existing building and the extension thereof as same intersects the Northerly exterior face of said building and thereafter continues to a point in the center line of an existing concrete paved road extending in an Easterly-Westerly direction along the Northerly face of said Manufacturing Building; thence run North 70(degree)29' 12" West along the center line of said concrete paved road 124.99 feet to the point of intersection of the centerline of said existing concrete paved road with the centerline of another paved plant road extending in a Northerly-Southerly direction, each of said roadways providing common ingress-egress to facilities in ownership of U. S. Rubber Reclaiming,,Inc. and Rouse Rubber Industries, Inc.; thence run along the centerline of the aforementioned road extending in a Northerly-Southerly direction North 20(degree)54' 32" East 409.14 feet, more or less, to an iron stake being located on the South bank of an existing drainage ditch, said point being located 10 feet South of the centerline of said drainage ditch; thence run along a line parallel to and Southerly 10 feet from the centerline of said drainage ditch with the following courses and distances, viz:

Exhibit A to Security Instruments
U. S. Rubber Reclaiming, Inc., Grantor
PNC Bank, National Association, as Agent, Beneficiary
October 25, 2002 Page 2 of 2



North 73" 15'47" West 110.60  feet;  North  70(degree)42'43"  West 251.41  feet;
North 63(degree)03'58" West 68.42 feet; North 76(degree)31' 24" West 94.52 feet; North 68(degree)46'47" West 195.89 feet, more or less, to a point on the Easterly right of way of the Kansas City Southern Railroad Company (formerly Illinois Central Railroad Company) property; thence run South 18(degree)1700" West along the Easterly right of way line of said railroad property 230.03 feet to a point marking the Northernmost Southwest corner of that certain tract described as Parcel Two within the aforedescribed deed executed by Rouse Rubber Industries, Inc. in favor of U.S. Rubber Reclaiming, Inc.; thence leaving the Westerly line of the tract described as Parcel Two within said deed executed by Rouse Rubber Industries, Inc. in favor of U. S. Rubber Reclaiming,, Inc. and run along the Westerly line of the lands conveyed to U. S. Rubber Reclaiming, Inc. by deed recorded in Deed Book 824 at Page 143 of the aforesaid Warren County land records, same further being the Easterly right of way of the Kansas City Southern Railroad Company (formerly Illinois Central Railroad Company) property South 18(degree)17'00" West 574.58 feet, more or less, to the POINT OF BEGINNING, all lying and being situate in Section 20, Township 15 North, Range 3 East, Warren County, Mississippi.

TOGETHER WITH the following non-exclusive perpetual easements styled "Common Use Agreement and Easement", recorded in Deed Book 930 at Page 732, and re-recorded in Deed Book 932 at Page 42 within the land records of Warren County, Mississippi, viz:

     THAT CERTAIN NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY for the purpose of ingress and egress, for the use in common with others, including the Grantor herein created by deed recorded in Deed Book 930 at Page 740, over and across the existing roadway along the southern portions of lands presently vested in Rouse Rubber Industries, Inc. as described as Parcel Two within deed recorded in Deed Book 850 at Page 140 of the aforesaid Warren County Land Records, leading in a westerly direction from the west right-of-way line of U.S. Highway 61 and thereafter continuing in a westerly direction along the southerly 40 feet of the lands described as Parcel One within said deed so recorded in said Book 850 at Page 140 of said land records.

STATE OF INDIANA                    )
                                    ) ss.
COUNTY of Hamilton                  )


On this 23rd day of October, 2002, before me personally came Timothy S. Durham, to me known, who, being by me duly sworn, did depose and say that he is the authorized officer of U.S. RUBBER RECLAIMING, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                        /s/Shannon Frantz
                                        ------------------------------------



NOTE: No Notary Seal Required in State of Indiana



INDEX:         S20, T15N, R3E
               Warren County, MS

PREPARED BY AND RETURN TO:

Wheeless Shappley Bailess & Rector
P. O. Box 991
Vicksburg, MS 39181
601-636-8451

                         CAPITAL AVAILABILITY AGREEMENT

     OBSIDIAN  CAPITAL  PARTNERS,   L.P.   ("Investor"),   PNC  BANK,   NATIONAL
ASSOCIATION, as Agent for the Lenders ("Agent") and U.S. RUBBER RECLAIMING, INC. ("Borrower") agree as follows effective as of October 25, 2002:

l. Recitals.

     1.1 Agent is agent for certain lenders ("Lenders") under that certain Revolving Credit, Term Loan and Security Agreement dated as of even date herewith, as amended, restated or modified from time to time, previously or in the future with Borrower (the "Loan Agreement").

     1.2 Pursuant to the Loan Agreement, Borrower has executed and delivered to Agent, as Lender, a revolving credit note dated as of even date herewith in the original principal amount of $4,000,000, and a tern note dated as of even date herewith in the original principal amount of $4,000,000.

     1.3 Investor is a shareholder of Obsidian Enterprises, Inc., the parent company of Borrower. Investor has requested that Agent and/or Lenders extend credit to Borrower and has agreed to execute and deliver this Agreement to Agent as an inducement for such extension of credit.

     1.4 Capitalized terns used herein and not otherwise defined will be given the definitions set forth in the Loan Agreement, including any amendments, modifications, or restatements made from time to time.

2. Capital Availability. In consideration of the above premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Investor, Agent and Borrower hereby agree as follows:

     2.1 Capital Contributions. In the event that the Borrower violates the Fixed Charge Coverage Ratio requirement set forth at Section 6.6 of the Loan Agreement, at any time and from time to time while any of the Obligations are outstanding, Investor, upon written notice as provided herein, shall contribute capital to Borrower through Agent, in immediately available funds, up to $1,600,000 ("Maximum Available Capital") in the aggregate, in such amount(s) as are determined by Agent in its reasonable discretion to cure such violation(s).

     2.2 Notice. Investor shall from time to time while any of the Obligations are outstanding, transfer capital to Borrower through Agent pursuant to the terns hereof up to the Maximum Available Capital if so required by Borrower or Agent upon 10 calendar days prior written notice, which notice shall specify the cure amount calculated by Agent in accordance with Section 2.1 above.

     2.3 Borrower Acknowledgment. At the time of each such transfer, Borrower shall deliver to Investor and Agent written acknowledgements that it has received an equity contribution which will be reflected as such on its books.

     2.4 No Violations. Borrower agrees that it will not take any action in contravention of the provisions of this Agreement and that all terns, covenants and provisions of this Agreement will be duly performed and observed. Borrower further acknowledges that in the event that Agent requires Investor to provide funds to Borrower pursuant to the terms of this Agreement, Agent shall receive the funds and Lenders may apply the funds received to the Obligations in such order as Agent or Lenders may determine, and may permanently and automatically reduce any commitment by Lenders to lend funds to Borrower by the amount of the contribution. The breach by Borrower or Investor of any of the terms, covenants or provisions herein or of this Agreement shall be an Event of Default under the Loan Agreement but shall have no effect on the obligations of Investor hereunder.

     2.5 Investor agrees that Agent and/or Lenders at any time and from time to time, without the consent of or notice to the Investor, and without impairing or releasing, discharging or modifying the liabilities of the Investor hereunder, may in its sole discretion: (i) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the Obligations, (ii) renew, increase, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guarantees or other liabilities, or any collateral for any Obligations or guarantees or other liabilities, (iii) apply any and all payments from any source whatsoever including any proceeds of any collateral, to any Obligations of Borrower in any order, manner and amount, (iv) deal or refrain from dealing with any person or entity, in its sole discretion, with respect to any Obligations in such manner as Agent and/or Lenders deem appropriate, in its sole discretion, and/or (v) accept, sell, substitute, exchange, compromise, release, surrender, offset, realize upon or otherwise deal with in any manner and in any order any of the Obligations, any guarantee or other liability for any of the Obligations, or any collateral for any of the Obligations or for any guarantee or other liability relating to any of the Obligations. Irrespective of the taking of or refraining from taking of any of the foregoing actions, the obligations of the Investor will remain in full force and effect and will not be affected, impaired, discharged or released in any manner. Agent and/or Lenders in their sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon Borrower and it need not pursue any of its remedies against Borrower, any guarantor or other person, or any collateral before having recourse against Investor under this Agreement.

3.   Miscellaneous.

     3.1 Borrower and Investor may not assign this Agreement without the prior written consent of Agent, which consent Agent may withhold in its sole and absolute discretion.

     3.2 This Agreement shall remain in full force and effect until the payment in full of all principal and interest and other Obligations (as defined in the Loan Agreement) due from Borrower to Agent and/or Lenders.

     3.3 This Agreement shall be construed in accordance with and governed by the laws of the State of Indiana, without regard to conflicts of law principles.

     3.4 No modification or waiver of any provisions of this Agreement shall be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purposes for which given. Neither any failure nor any delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

     3.5 Any capitalized terns used herein but not otherwise defined herein will have the meanings provided those terms in the Loan Agreement.

     3.6 This Amendment may be executed by one or more to the parties hereto on any number of separate counterparts, each of which when so executed shall be an original, but all of which shall be together constitute one and the same instrument.

     3.7 Investor agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Lender and/or Agent in the enforcement of its rights under this Agreement and in any security therefor, including without limitation reasonable fees and expenses of the Lender's and/or Agent's counsel. If any provision of this Agreement is found to be invalid by a court, all the other provisions of this Agreement will remain in full force and effect. This Agreement shall bind the Investor and its respective successors and assigns, and the benefits hereof shall inure to the benefit of Agent and its successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana applied to contracts to be performed wholly within the State of Indiana. Any judicial proceeding brought by or against Investor with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of Indiana, United States of America, and, by execution and delivery of this Agreement, Investor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Investor hereby waives personal service of any and all process and consent that all such service of process may be made by registered mail (return receipt requested) directed to Investor at its address set forth below its signature and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Investor in the courts of any other jurisdiction. Investor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Investor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of Marion, State of Indiana.

     3.8 WAIVER OF JURY TRIAL. Investor irrevocably waives any and all rights the Investor may have to a trial by jury in any action, proceeding or claim of any nature relating to this Agreement, any documents executed in connection with this Agreement or any transaction contemplated in any of such documents. Investor acknowledges that the foregoing waiver is knowing and voluntary. Investor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

     IN WITNESS WHEREOF, Investor, Agent and Borrower have duly executed this Agreement, all as of this day and year first above written.

                                        U.S. RUBBER RECLAIMING.INC.



                                        By: /s/Timothy S. Durham
                                            -----------------------------
                                        Print Name:  Timothy S. Durham
                                        Title: Chairman



                                        PNC BANK, NATIONAL ASSOCIATION, as Agent


                                        By: /s/Paul J. Count
                                            -------------------------
                                        Print Name:  Paul J. Count
                                        Title: Vice President

                                        OBSIDIAN CAPITAL PARTNERS, L.P.

                                        By: /s/Timothy S. Durham
                                            -----------------------------
                                        Print Name:  Timothy S. Durham
                                        Title: Managing Member

                                        Notice Address:

                                        Obsidian Capital Partners
                                        111 Monument Circle
                                        Bank One Tower, Suite 4800
                                        Indianapolis, IN 46204
                                        Attn: Timothy S. Durham
                                        Telephone: (317) 237-4122
                                        Facsimile: (317) 237-0137

                                        Copy to:

                                        Bamberger & Feibleman
                                        111 Monument Circle
                                        Bank One Tower, Suite 4800
                                        Indianapolis, IN 46204
                                        Attn: Neil E. Lucas
                                        Telephone: (317) 472-1480
                                        Facsimile: (317) 237- 0137

                              REVOLVING CREDIT NOTE

$4,000,000                                          Indianapolis, Indiana
                                                    Dated as of October 25, 2002

     FOR VALUE RECEIVED, U.S. RUBBER RECLAIMING, INC. (the "Borrower") promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Lender"), in lawful money of the United States of America in immediately available funds at the Lender's offices located at Two Tower Center Blvd., 8th Floor, East Brunswick, NJ 08816, or at such other location as the Lender may designate from time to time, the principal sum of FOUR MILLION DOLLARS ($4,000,000) (the "Facility") or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, all as provided below:

1. Advances. The Borrower may request Advances, repay and request additional Advances under the Loan Agreement until the Expiration Date, subject to the terms and conditions of this Note and the Other Documents. The "Expiration Date" shall mean the last day of the Term set forth in the Loan Agreement, or such later date as may be designated by the Agent by written notice to the Borrower. The Borrower acknowledges and agrees that in no event will the Agent or Lenders be under any obligation to extend or renew the Facility or this Note beyond the initial Expiration Date. In no event shall the aggregate unpaid principal amount of Advances under this Note exceed the lesser of the face amount of this Note, the Formula Amount, or any other maximum amount limitations set forth herein, in the Loan Agreement, or in the Loan Documents.

2. Rate of Interest. Subject to the applicability of the Default Rate, each Advance outstanding under this Note will bear interest at a rate per annum as set forth in the Loan Agreement. All interest calculations under the Loan Agreement and this Note will be made based on a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed 25% per annum or such lesser amount as is the maximum permitted by law.

3. Payment Terms. The obligation to make payments hereunder is without relief from valuation and appraisement laws. The Borrower shall make payments of principal and accrued interest on this Note as set forth in the Loan Agreement. All outstanding principal and accrued but unpaid interest hereunder shall be due and payable in full on the Expiration Date. The Borrower hereby authorizes the Agent to charge the Borrower's Account for any payment when due hereunder. All payments, including prepayments, received will be applied to charges, fees and expenses (including reasonable attorneys' fees), accrued interest and principal in the order specified in the Loan Agreement.

4. Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount due pursuant to the provisions of this Note and the Loan Agreement, the Borrower also shall pay a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100.00. The late charge is imposed for the purpose of defraying the expenses incident to the handling of delinquent payments and is in addition to, and not in lieu, of, the exercise by the Lender and Agent of any rights and remedies hereunder, under the Loan Agreement, Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which the Lender or Agent may employ. If any Obligations are not paid when due (whether by acceleration, demand or otherwise), the Borrower shall pay interest on such amount at the Default Rate until it is paid in full. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

5. Loan Documents. This Note is issued in connection with the Revolving Credit, Term Loan and Security Agreement between Borrower, Agent, and the Lenders identified therein of even date herewith (the "Loan Agreement") and is secured by the Collateral covered by the Loan Agreement and Loan Documents as that term is defined in the Loan Agreement. All references to the Loan Agreement and the Loan Documents will include all amendments thereto as made from time to time. The terms, covenants, conditions, stipulations and agreements contained in the Loan Agreement hereby are incorporated herein by reference. Capitalized terms used in this Note and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

6.   Advance  Procedures.  Advances will be made in accordance with the terms of
     Section 2.3 of the Loan Agreement and the terms of any disbursement account agreement between Borrower and Agent. The Borrower may request Advances (i) in writing by the Request for Advance attached hereto as Exhibit A-1 or
     (ii) by telephone notice that is promptly confirmed in writing. The Borrower hereby indemnifies and holds the Agent and Lender harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the good faith acceptance of telephone requests or making of such Advances. Lender and Agent will have no liability in acting upon any request that either believes in good faith to have been authorized by the Borrower and will have no duty to verify the authenticity of the signature(s) appearing on any written request and no duty to verify the identity of any person making any telephonic request. The Lender and Agent will enter on its respective books and records, which entry when made will be presumed correct absent manifest error, the date and amount of each Advance, the interest rate and interest -period applicable thereto, as well as the date and amount of each payment made by the Borrower. Each request for an Advance, whether telephonic or written, will be binding upon and irrevocable by Borrower. Each request for an Advance will be subject to all of the terms and conditions of this Note and the Loan Agreement. Without limiting the generality of the foregoing, Agent and Lender will have no duty to make any Advance if insufficient funds remain available pursuant to the Facility or any other maximum amount limitations set forth herein or in any of the Other Documents. Agent and/or Lender hereby are authorized at any time and from time to time, in its discretion, to make an Advance under this Note for the payment on behalf of Borrower of any interest, principal or other sums due under any of the Obligations, and each such Advance will constitute an Advance under the Loan Agreement and part of the Obligations. Notwithstanding the foregoing, Agent and Lenders are not obligated to take such action.

7. Events of Default. Immediately and automatically upon the occurrence of an Event of Default under Section 10.7 of the Loan Agreement, or, at the option of Lender, immediately upon the occurrence of any other Event of Default, in any case without demand or notice of any kind (which are hereby expressly waived): (i) the Obligations will become immediately due and payable, (ii) Borrower will pay to Agent and Lender all reasonable costs and expenses (including but not limited to reasonable Attorneys' Fees) incurred by them in connection with efforts to collect the indebtedness evidenced hereby, and (iii) Lender and Agent may exercise from time to time any of the rights and remedies available to them under the Loan Documents or applicable law. Upon and after the occurrence of any Event of Default or the maturity of this Note (by acceleration or otherwise), the principal balance under this Note, together with any arrearage of interest, will bear interest at the Default Rate until paid in full, whether before or after judgment. Borrower, all other makers, co-signers and indorsers waive presentment, demand, protest, and notice of demand, protest, non-payment and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

8. Right of Setoff. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Lender and/or Agent by law, the Lender and/or Agent shall have, with respect to the Obligations upon the occurrence of an Event of Default under the Loan Agreement and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Lender and/or Agent all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Lender and/or Agent whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Lender and/or Agent, although the Lender and/or Agent may enter such setoff on its books and records at a later time.

9. Miscellaneous. No delay or omission of the Lender and/or Agent to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power nor shall the Lender's and/or Agent's action or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Lender and/or Agent in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Lender's and/or Agent's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns.

     This Note shall be governed by and construed in accordance with the laws of the State of Indiana applied to contracts to be performed wholly within the State of Indiana. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Note, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of Indiana, United States of America, and, by execution and delivery of this Note, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at its address set forth in Section 15.6 of Loan Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note or any related agreement, shall be brought only in a federal or state court located in the County of Marion, State of Indiana.

10. WAIVER OF JURY TRIAL. The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower acknowledges that the foregoing waiver is knowing and voluntary. The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

                                        U.S. RUBBER RECLAIMING, INC.



                                        By: /s/ Timothy S. Durham
                                            --------------------------------
                                        Print Name:  Timothy S. Durham
                                        Title: Chairman

                                  EXHIBIT A-1

                               REQUEST FOR ADVANCE

                                 Advance Number

     U.S. RUBBER RECLAIMING, INC. ("Borrower"), hereby requests PNC BANK, NATIONAL ASSOCIATION ("Agent") to take the following action under the Loan Agreement executed by Borrower, Agent and the Lenders identified therein, dated as of October ____, 2002 (the "Loan Agreement'). Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Loan Agreement. To induce Agent to take the action indicated below, Borrower hereby represents and agrees as follows:

1.   Representations and Warranties.

     1.1  No Default or Event of Default exists.

     1.2 All conditions precedent applicable under the Loan Agreement to any advance requested hereunder have been fully and timely satisfied.

     1.3 The approval of this Request for Advance by Agent will not be deemed to be a waiver by Lender and/or Agent of any Default or Event of Default or of any of the conditions to any obligation of Lender and/or Agent to make further advances (nor in the event that Borrower is unable to satisfy any such condition will any advance made pursuant to this Request have the effect of precluding Lender and/or Agent from thereafter declaring such inability to be an Event of Default).

     1.4 All of the representations and warranties made by Borrower in the Other Documents are true and correct on and as of the date hereof and the date of the advance requested hereby.

     1.5 I (the individual executing this Request on behalf of Borrower) am duly authorized to make this request on behalf of Borrower.

2.   Advance.

     2.1 Borrower hereby requests Agent to make an advance on behalf of Lenders in the amount of $________________.

     2.2  The  proposed   date  on  which  such   advance   should  be  made  is
          __________________ 200_ (such date must be a Business Day).

     2.3 The proceeds of the advance subject to this request will be used for the following purpose: (check one)

          _______ Capital Expenditures Described on the Attached Schedule 1

          _______ Other (describe): __________________________________



                                U.S. RUBBER RECLAIMING, INC.

                                By:  ______________________________

                                Print Name: ________________________

                                Title: ______________________________

                                Date: ______________________________

                             SUBORDINATION AGREEMENT

     PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent") and DC INVESTMENTS, LLC ("Subordinated Creditor"), hereby agree as follows effective as of October 25, 2002 ("Effective Date"):

1.   Recitals.

     1.1 Agent is agent for certain lenders ("Lenders") under that certain Revolving Credit, Term Loan and Security Agreement dated as of even date herewith, as amended from time to time (the "Loan Agreement"), previously or in the future with U.S. RUBBER RECLAIMING, INC. ("Borrower"). Lenders contemplate making loans and extending credit or other financial accommodations to the Borrowers.

     1.2 For good and valuable consideration, receipt of which is hereby acknowledged by Agent on behalf to Lenders, and in order to induce Subordinated Creditor, now or from time to time hereafter, to arrange for the Subordinated Indebtedness, Subordinated Creditor agrees with Lenders as follows.

     1.3 For good and valuable consideration, receipt of which is hereby acknowledged by Subordinated Creditor, and in order to induce Lenders, now or from time to time hereafter, to make loans or extend credit or other financial accommodations to Borrower, or to grant such renewals or extensions thereof as Lenders may deem advisable in its discretion, Subordinated Creditor agrees with Agent, acting on behalf of Lenders, as follows.

2.   Definitions.

     2.1  "Borrower"   will  mean  Borrower  and  its  successors  and  assigns,
          including but not limited to any receiver, custodian, trustee, or debtor-in-possession.

     2.2  "Closing Date" will mean the date on which this Agreement is executed.

     2.3 "Collateral" will mean any collateral now or in the future securing the Obligations including but not limited to claims against any guarantors of the Obligations and any Collateral securing such guarantees.

     2.4 "Default" will mean any event or condition that with the passage of time or giving of notice, or both, would constitute a Senior Event of Default.

     2.5 "Junior Event of Default" will mean: (a) an Event of Default (as defined therein) under any of the documents evidencing any of the Subordinated Indebtedness, or (b) a default under any of such documents that do not have a defined set of Events of Default.

     2.6 "Lender's Affiliate" will mean any person, partnership, joint venture, company or business entity under common control or having similar equity holders owning at least ten percent (10%) thereof with any Lender, whether such common control is direct or indirect. All of each Lender's direct or indirect parent corporations, sister corporations, and subsidiaries will be deemed to be a Lender's Affiliate for purposes of this Agreement.

     2.7 "Obligations" will mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing to any Lender or any of such Lender's Affiliates, from any Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, including but not limited to those arising under: (i) the Loan Agreement, (ii) any International Swap Dealers Association Master Agreement ("Master Agreement"), and including each Transaction (as such term is defined in the Master Agreement), as confirmed in the applicable confirmation of each such Transaction, (iii) any obligation of any Borrower to Agent, any Lender or any Lender's Affiliate under any other interest rate swap, cap, collar, floor, option, forward, or other type of interest rate protection, foreign exchange or derivative transaction agreement, (iv) the Notes, as such term is defined in the Loan Agreement, (v) under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether or not contemplated by any Borrower, Agent, any Lender, or any Lender's Affiliate on the Closing Date; and as to all of the foregoing, including any amendments, modifications, or superceding documents to each of the foregoing; and all charges, expenses, fees, including but not limited to reasonable Attorneys' Fees, and any other sums chargeable to any Borrower under any of the Obligations.

     2.8  "Permitted   Payments"  means  those  payments  on  the   Subordinated
          Indebtedness listed on Exhibit A attached hereto.

     2.9 "Senior Event of Default" will mean: (a) an Event of Default (as defined therein) under any of the documents evidencing any of the Obligations, or (b) a default under any of such documents that do not have a defined set of Events of Default.

     2.10 "Subordinated Indebtedness" will mean any and all existing and future indebtedness, liabilities and obligations of Borrower to Subordinated Creditor of every kind and nature whatsoever, including, without limitation, such indebtedness, liabilities, and obligations of Borrower to Subordinated Creditor which are direct, indirect, contingent, primary, secondary, alone, jointly with others, unsecured, secured, future advances, principal, interest, expense payments, indemnities, liquidation costs, post-petition interest due on any of the above, and reasonable Attorneys' Fees and expenses, all whether arising under contract, by tort, at law, in equity or otherwise, and all guarantees, indemnifications and other undertakings of persons other than Borrower with respect to the foregoing. The entire Subordinated Indebtedness existing on the date of this Agreement is described in Exhibit A attached hereto and made a part hereof.

3.   Subordination.

     3.1 Subordination of Subordinated Indebtedness. Except for Permitted Payments made by Borrower to Subordinated Creditor where no Default or Senior Event of Default exists under any of the Obligations, Subordinated Creditor hereby subordinates and postpones the payment and the time of payment of all of the Subordinated Indebtedness to and in favor of the payment and the time of payment of all of the Obligations.

     3.2 Terms of Payment. Until the Obligations have been indefeasibly paid in full and all financing arrangements relating to the Obligations have been terminated:

          3.2.1No Prepayments. Subordinated Creditor will not accept from or on behalf of Borrower any prepayment, in cash or other property or in any other manner, on any of the Subordinated Indebtedness;

          3.2.2Permitted  Payments.  Subordinated  Creditor  will  not set  off, accept, take or receive, directly or indirectly, in cash or other property or in any other manner, any payment of any kind of all or any part of the Subordinated Indebtedness other than Permitted Payments, whether for principal, interest or otherwise; and, if a Senior Event of Default has occurred, the Subordinated Creditor will not set off, take, accept or receive, directly or indirectly, in cash or property or in any other manner, any payment of any kind whatsoever on any of the Subordinated Indebtedness;

          3.2.3Standstill. If a Junior Event of Default occurs under all or any part of the Subordinated Indebtedness, Subordinated Creditor will not ask, demand, accelerate, declare a default under, sue for, set off, accept, take or receive, directly or indirectly, in cash or other property or in any other manner, any payment of all or any part of the Subordinated Indebtedness; provided, however, that if while such Junior Event of Default remains uncured Lenders accelerate the indebtedness under the Obligations and exercises its rights as a secured party to the Collateral, then, in either such event, Subordinated Creditor may, upon notice to Lenders, accelerate and otherwise pursue its remedies with respect to the Subordinated Indebtedness, subject and subordinate in all respects to Lenders' rights under the Obligations and Lenders' rights in the Collateral, and subject to the other terms and conditions of this Agreement;

          3.2.4Notice of Junior Event of Default. Subordinated Creditor will give prompt notice to Agent of any Junior Event of Default that Subordinated Creditor declares or gives notice of to Borrower together with a copy of any notice given to Borrower relating to such default;

          3.2.5No Right to Possession of Assets. Notwithstanding any right to ask, demand, sue for, or exercise any other right or remedy with respect to the Subordinated Indebtedness, Subordinated Creditor will have no right to possession of any assets of Borrower or any Collateral or to foreclose or execute upon any such assets or the Collateral, by judicial action or otherwise except as provided in
               Section 3.2.3, above; and

          3.2.6No  Amendments   to   Subordinated   Indebtedness.   Subordinated
               Creditor will not amend or modify all or any part of the Subordinated Indebtedness.

     3.3 Security for Subordinated Indebtedness. Subordinated Creditor agrees, represents and warrants that except for the collateral listed on the attached Exhibit A ("Permitted Collateral"), the Subordinated Indebtedness is not and will not be secured in any way directly or indirectly.

     3.4 Subordination of Lien. Subordinated Creditor hereby subordinates the lien and priority of any claim, security interest, lien or encumbrance and other interests now or hereafter acquired by Subordinated Creditor in and to the Collateral to Lenders' existing and future interest in the Collateral.

     3.5 No Assignment of Subordinated Indebtedness. Subordinated Creditor agrees not to subordinate, sell, assign, pledge, encumber, transfer or otherwise dispose of all or any part of the Subordinated Indebtedness or any Collateral therefor to any other person.

     3.6 Subordination Legend on Evidence of Subordinated Indebtedness. Subordinated Creditor agrees (a) that each note described in Exhibit A and all other instruments or documents now or hereafter evidencing all or any portion of the Subordinated Indebtedness will bear on their face a clear legend that it is subject to the terms of this Agreement,
          (b) that it will mark its books of account in such a manner as will be effective to give proper notice of the effect of this Agreement and
          (c) that it will execute such further documents and acknowledgments and take such further actions as Lenders may reasonably require to confirm or evidence its obligations under this Agreement.

4.   Distributions, Etc.

     4.1 Insolvency of Borrower. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to creditors of Borrower or to any indebtedness, liabilities and obligations of Borrower, or upon any liquidation, dissolution or other winding up of Borrower or Borrower's business, or in the event of any sale (singly or in the aggregate) of all or any substantial part of the assets of Borrower, or in the event of any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, whether or not on account of any Collateral, which will be payable or deliverable upon or with respect to all or any part of the Subordinated Indebtedness or the Collateral will be paid or delivered directly to Lenders for application to the Obligations (whether due or not due and in such order and manner as Lenders may elect) until the Obligations will have been fully paid and satisfied.

     4.2 Appointment of Agent as Attorney-in-Fact. Subordinated Creditor hereby irrevocably authorizes and empowers Agent on behalf of Lenders to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in Agent's own name or in the name of Subordinated Creditor or otherwise, as Agent may deem necessary or advisable to carry out the provisions of this Subordination Agreement. Subordinated Creditor hereby irrevocably authorizes and empowers Agent, and irrevocably appoints Agent, Subordinated Creditor's attorney-in-fact to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in Agent's own name or in the name of Subordinated Creditor or otherwise, as Agent may deem necessary or advisable to carry out the provisions of this Agreement. Subordinated Creditor hereby agrees to execute and deliver to Agent such other limited powers of attorney, assignments, endorsements or other instruments as may be requested by Agent in order to enable
          Agent to enforce any and all claims upon or with respect to the Subordinated Indebtedness and/or the Collateral, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness and/or the Collateral.

5. Receipt of Payments by Subordinated Creditor. Should any payment or distribution not permitted by the provisions of this Agreement or the Collateral or proceeds thereof be received by Subordinated Creditor upon or with respect to all or any part of the Subordinated Indebtedness and/or the Collateral prior to the full payment and satisfaction of the Obligations and the termination of all financing arrangements between Lenders and Borrower, Subordinated Creditor will deliver the same to Agent in precisely the form received (with the endorsement or assignment of Subordinated Creditor where necessary), for application to the Obligations (whether due or not due and in such order and manner as Lenders may elect), and, until so delivered, the same will be held in trust by Subordinated Creditor as property of Lenders. In the event of the failure of Subordinated Creditor to make any such endorsement or assignment, Agent, or any of its officers or employees on behalf of Agent, is hereby irrevocably authorized in its own name or in the name of Subordinated Creditor to make the same, and is hereby appointed Subordinated Creditor's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.

6. Consents, Waivers, Etc. Subordinated Creditor hereby consents that at any time and from time to time and with or without consideration, without further consent of or notice to Subordinated Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Subordination Agreement, Lenders may extend credit or other financial accommodation or benefit and loan monies to or for the account of Borrower, and may renew, extend, change the manner, time, place and terms of payment of, otherwise alter the terms of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner: (a) all or any part of the Obligations; (b) all or any of the agreements, documents or instruments evidencing, securing, guaranteeing or otherwise relating to all or any of the Obligations; (c) all or any part of the Collateral; and (d) any person at any time primarily or secondarily liable for all or any part of the Obligations and/or any Collateral, all as if this Subordination Agreement did not exist. This Subordination Agreement will not be affected, impaired or released by any delay or failure of Lenders to exercise any of their rights and remedies against Borrower or any guarantor or under any of the Obligations or against any collateral or security for any of the Obligations, by any failure of Lenders to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, Borrower or a subordinated creditor. Subordinated Creditor hereby agrees that all payments received by Lenders may be applied and reapplied, in whole or in part, to any of the Obligations, as Lenders, in their sole discretion, deems appropriate. Subordinated Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Obligations and/or the Collateral, notice of acceptance of this Subordination Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

7.   Representations  and  Warranties.   Subordinated  Creditor  represents  and
     warrants that:

     7.1 No Prior Assignment or Transfer. It is the sole holder and owner of the Subordinated Indebtedness and has not made any sale, assignment, pledge, encumbrance or other disposition of all or any part of the Subordinated Indebtedness, and the same is free from all encumbrances of any kind.

     7.2 Legal. Valid and Binding Agreement. This Agreement is the legal, valid and binding obligation of Subordinated Creditor, enforceable in accordance with its terms.

     7.3 No Violation of Other Agreements. This Agreement does not violate and is not in contravention of any other agreement to which Subordinated Creditor is a party.

8. Continuing Agreement. This is a continuing Subordination Agreement and will remain in full force and effect until all of Borrower's Obligations and Subordinated Creditor's obligations to Lenders have been fully performed and satisfied and until all financing agreements between Lenders and Borrower have been terminated.

9. Transfer or Assignment of Obligations; New Senior Lender. If any of the Obligations should be transferred or assigned by any of the Lenders, this Subordination Agreement will inure to the benefit of Lenders' transferee or assignee to the extent of such transfer or assignment, provided that
     Lenders will continue to have the unimpaired right to enforce this Subordination Agreement as to any of the Obligations not so transferred or assigned. In addition, if the Obligations are paid in full by a loan from the proceeds of one or more other financings by Borrower, regardless of whether or not this Agreement is assigned to the persons or entities providing such financing(s), the obligations under the Subordinated Indebtedness will be subordinate to such financings to the same extent as provided in this Agreement and Subordinated Creditor on the request of the persons or entities providing such financing(s) will enter into a subordination agreement with such persons or entities substantially similar to this Agreement to confirm such subordination.

10. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telecopy (followed by written confirmation), or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

         If to Agent at:                    PNC Bank, National Association
                                            One PNC Plaza
                                            249 Fifth Avenue, 6th Floor
                                            Pittsburgh, Pennsylvania 15222
                                            Attention: Doreen K. Casey
                                            Telephone: (412) 762-2881
                                            Telecopier: (412) 768-4369

         with a copy to:                    PNC Bank, National Association
                                            PNC Agency Services
                                            One PNC Plaza, 22nd Floor
                                            249 Fifth Avenue
                                            Pittsburgh, Pennsylvania 15222

         with a copy to:                    Frost Brown Todd LLC
                                            2200 PNC Center
                                            201 E. 5th Street
                                            Cincinnati, Ohio 45202
                                            Attention: Michael O'Grady
                                            Telephone: (513) 651-6800
                                            Facsimile: (513) 651-6981

         To Subordinated Creditor:          DC Investments, LLC
                                            111 Monument Circle
                                            Bank One Tower, Suite 4800
                                            Indianapolis, IN 46204
                                            Attention: Timothy S. Durham
                                            Telephone: (317) 237-4122
                                            Facsimile: (317) 237- 0137

         With a copy to:                    Bamberger & Feibleman
                                            111 Monument Circle
                                            Bank One Tower, Suite 4800
                                            Indianapolis, IN 46204
                                            Attention: Neil E. Lucas
                                            Telephone: (317) 472-1480
                                            Facsimile: (317) 237-0137

     All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telecopy, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

ll.  Further Agreements.

     11.1 Suit by Subordinated Creditor. If Subordinated Creditor, contrary to this Agreement, commences or participates in any action or proceeding against Borrower or the Collateral, Borrower may interpose as a defense or dilatory plea the making of this Agreement, and Agent may intervene and interpose such defense or plea in Agent's name or in the name of Borrower. Should Subordinated Creditor, contrary to this Agreement, in any way attempt to enforce payment of the Subordinated Indebtedness or any part thereof, either Agent, in its own name or in the name of Borrower, Borrower itself or both Agent and Borrower, may restrain Subordinated Creditor from so doing, it being understood and agreed by Subordinated Creditor that (i) Lenders' and/or Borrower's damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) Subordinated Creditor waives any defense of Borrower and/or that Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages and/or any other defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance.

     11.2 improper Payment by Borrower to Subordinated Creditor. If Subordinated Creditor, Borrower or both, contrary to this Agreement, make, attempt to or threaten to make any payment or take any action contrary to this Agreement, Agent may restrain Subordinated Creditor and Borrower from so doing, it being understood and agreed by Subordinated Creditor and Borrower that (i) Lenders' damages from their actions may at that time be difficult to ascertain and may be irreparable and (ii) Subordinated Creditor and Borrower waive any defense or claim that Borrower and/or Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages.

     11.3 Subrogation of Lenders. Subordinated Creditor also hereby agrees that, regardless of whether the Obligations are secured or unsecured, Lenders will be subrogated for Subordinated Creditor with respect to Subordinated Creditor's claims against Borrower and Subordinated Creditors rights, liens and security interests, if any, in any of Borrower's assets and the proceeds thereof until all of the Obligations will have been fully paid and satisfied and all financing arrangements between Borrower and Lenders have been terminated. Subordinated Creditor agrees that no payment or distribution to Lenders pursuant to this Agreement will entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until all of the Obligations have been fully paid and all financing arrangements between Lenders and Borrower terminated.

     11.4 Effectiveness of Agreement. This Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned by Lenders upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all as though such payment had not been made.

     11.5 Indemnification of Lenders. Subordinated Creditor agrees to indemnify Lenders and to hold Lenders harmless for any and all expenses and obligations, including reasonable attorney's fees, as they arise, relating to actions of Subordinated Creditor taken contrary to this Agreement.

     11.6 No Obligation of Lenders to Borrower.  Nothing  herein  contained will
          obligate   Lenders  to  grant   credit  to,  or   continue   financing
          arrangements with, Borrower.

     11.7 Joint and Several Liability, Binding Nature of Agreement. If this Subordination Agreement is executed by more than one person or entity as the "Subordinated Creditor," the obligations of such persons or entities hereunder will be joint and several. Unless otherwise specified herein, any reference to "Subordinated Creditor" will mean each such person or entity executing this Note individually and all of such persons or entities collectively. This Subordination Agreement will bind Subordinated Creditor and the heirs, administrators, successors and assigns of Subordinated Creditor, and the benefits hereof will inure to the benefit of each of the Lenders and its successors and assigns. All references herein to the "Subordinated Creditor" and "Lenders" will be deemed to apply to Subordinated Creditor and Lenders and their respective heirs, administrators, successors and assigns.

     11.8 Gender, Etc. As used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders, as the context may require, and the term "person" will include an individual, a corporation, an association, a partnership, a trust, an organization or any other entity.

     11.9 Headings. The Section headings of this Agreement are for convenience only, and will not limit or otherwise affect any of the terms hereof.

     11.10No Third Party Beneficiaries. This Agreement is solely for the benefit of Lenders and will not give Borrower or any other person any right or remedy hereunder or by reason hereof.

     11.11No Waiver.  No delay or failure on the part of Lenders to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, will constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of its rights and remedies hereunder, and no modification or amendment of this Subordination Agreement, will be deemed to be made by Lenders unless the same will be in writing, duly signed on behalf of Lenders, and each such waiver, if any, will apply only with respect to the specific instance involved and will in no way impair the rights and remedies of Lenders hereunder in any other respect at any other time.

     11.12Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     11.13Governing Law. THIS  AGREEMENT WILL BE INTERPRETED  AND THE RIGHTS AND
          LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO ITS CONFLICTS OF LAWS AND PRINCIPLES.

     11.14Jurisdiction.  SUBORDINATED  CREDITOR  HEREBY  AGREES TO THE EXCLUSIVE
          JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MARION COUNTY, INDIANA; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT LENDERS OR AGENT ON BEHALF OF LENDERS FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AGAINST SUBORDINATED CREDITOR INDIVIDUALLY, OR AGAINST ANY PROPERTY OF SUBORDINATED
          CREDITOR WITHIN ANY OTHER STATE OR NATION. SUBORDINATED CREDITOR AND THE AGENT ACTING ON BEHALF OF LENDERS EACH WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.

     11.15Waiver of Jury Trial.  SUBORDINATED  CREDITOR AND AGENT EACH WAIVE ANY
          RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

Signed as of October 25, 2002

                               SUBORDINATED CREDITOR:

                               DC INVESTMENTS, LLC



                               By: /s/ Timothy S. Durham
                                   ------------------------------
                               Name: Timothy S. Durham
                               Title: Managing Member

                                AGENT ON BEHALF OF LENDERS:

                                PNC BANK, NATIONAL ASSOCIATION


                                By: /s/ Paul J. Count
                                    ---------------------------------
                                Name: Paul J. Count
                                Title: Vice President

                           ACKNOWLEDGMENT OF BORROWER

     U.S. RUBBER RECLAIMING, INC., Borrower referred to in the foregoing Subordination Agreement, hereby accepts and acknowledges receipt of a copy of the foregoing Subordination Agreement this 25th day of October, 2002, and agrees that it will not pay any of the Subordinated Indebtedness (as defined in the foregoing Agreement) owing by it to Subordinated Creditor, except as the foregoing Agreement provides, or take any other action in contravention of the provisions of the foregoing Agreement and that all other terms, covenants and provisions of the foregoing Agreement will be duly performed and observed. In the event of a breach by Borrower or Subordinated Creditor of any of the terms, covenants or provisions herein or of the foregoing Agreement, then, in addition to and not in lieu of any other right or remedy of Lenders, all of the Obligations (as defined in the foregoing Agreement) will, at the option of Agent, and without presentment, demand, protest or notice of any kind, become immediately due and payable.

                                    BORROWER:

                                    U.S. RUBBER RECLAIMING, INC.



                                    By: /s/ Timothy S. Durham
                                        ---------------------------------
                                    Name: Timothy S. Durham
                                    Title: Chairman

                                    EXHIBIT A

1.   Description of Subordinated Indebtedness:

     Promissory Note dated as of October 25, 2002, in the original principal amount of $700,000, with a maturity date of March 1, 2007.

2. Verification of Subordination Legend which provides substantially as follows: " THIS DOCUMENT IS SUBJECT TO A SUBORDINATION AGREEMENT BETWEEN PNC BANK, NATIONAL ASSOCIATION, AS AGENT AND DC INVESTMENTS, LLC DATED OCTOBER 25, 2002."

3.   Permitted Payments on Subordinated Indebtedness:

     Scheduled, non-accelerated payments of interest only.

4.   Permitted Collateral for Subordinated Indebtedness:

     All assets of Borrower.

                             SUBORDINATION AGREEMENT

     PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent") and OBSIDIAN ENTERPRISES, INC. ("Subordinated Creditor"), hereby agree as follows effective as of October 25, 2002 ("Effective Date"):

1.   Recitals.

     1.1 Agent is agent for certain lenders ("Lenders") under that certain Revolving Credit, Term Loan and Security Agreement dated as of even date herewith, as amended from time to time (the "Loan Agreement"), previously or in the future with U.S. RUBBER RECLAIMING, INC. ("Borrower"). Lenders contemplate making loans and extending credit or other financial accommodations to the Borrowers.

     1.2 For good and valuable consideration, receipt of which is hereby acknowledged by Agent on behalf to Lenders, and in order to induce Subordinated Creditor, now or from time to time hereafter, to arrange for the Subordinated Indebtedness, Subordinated Creditor agrees with Lenders as follows.

     1.3 For good and valuable consideration, receipt of which is hereby acknowledged by Subordinated Creditor, and in order to induce Lenders, now or from time to time hereafter, to make loans or extend credit or other financial accommodations to Borrower, or to grant such renewals or extensions thereof as Lenders may deem advisable in its discretion, Subordinated Creditor agrees with Agent, acting on behalf of Lenders, as follows.

2.   Definitions.

     2.1  "Borrower"   will  mean  Borrower  and  its  successors  and  assigns,
          including but not limited to any receiver, custodian, trustee, or debtor-in-possession.

     2.2  "Closing Date" will mean the date on which this Agreement is executed.

     2.3 "Collateral" will mean any collateral now or in the future securing the Obligations including but not limited to claims against any guarantors of the Obligations and any Collateral securing such guarantees.

     2.4 "Default" will mean any event or condition that with the passage of time or giving of notice, or both, would constitute a Senior Event of Default.

     2.5 "Junior Event of Default" will mean: (a) an Event of Default (as defined therein) under any of the documents evidencing any of the Subordinated Indebtedness, or (b) a default under any of such documents that do not have a defined set of Events of Default.

     2.6 "Lender's Affiliate" will mean any person, partnership, joint venture, company or business entity under common control or having similar equity holders owning at least ten percent (10%) thereof with any Lender, whether such common control is direct or indirect. All of each Lender's direct or indirect parent corporations, sister corporations, and subsidiaries will be deemed to be a Lender's Affiliate for purposes of this Agreement.

     2.7 "Obligations" will mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing to any Lender or any of such Lender's Affiliates, from any Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, including but not limited to those arising under: (i) the Loan Agreement, (ii) any International Swap Dealers Association Master Agreement ("Master Agreement"), and including each Transaction (as such term is defined in the Master Agreement), as confirmed in the applicable confirmation of each such Transaction, (iii) any obligation of any Borrower to Agent, any Lender or any Lender's Affiliate under any other interest rate swap, cap, collar, floor, option, forward, or other type of interest rate protection, foreign exchange or derivative transaction agreement, (iv) the Notes, as such term is defined in the Loan Agreement, (v) under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether or not contemplated by any Borrower, Agent, any Lender, or any Lender's Affiliate on the Closing Date; and as to all of the foregoing, including any amendments, modifications, or superceding documents to each of the foregoing; and all charges, expenses, fees, including but not limited to reasonable Attorneys' Fees, and any other sums chargeable to any Borrower under any of the Obligations.

     2.8  "Permitted   Payments"  means  those  payments  on  the   Subordinated
          Indebtedness listed on Exhibit A attached hereto.

     2.9 "Senior Event of Default" will mean: (a) an Event of Default (as defined therein) under any of the documents evidencing any of the Obligations, or (b) a default under any of such documents that do not have a defined set of Events of Default.

     2.10 "Subordinated Indebtedness" will mean any and all existing and future indebtedness, liabilities and obligations of Borrower to Subordinated Creditor of every kind and nature whatsoever, including, without limitation, such indebtedness, liabilities, and obligations of Borrower to Subordinated Creditor which are direct, indirect, contingent, primary, secondary, alone, jointly with others, unsecured, secured, future advances, principal, interest, expense payments, indemnities, liquidation costs, post-petition interest due on any of the above, and reasonable Attorneys' Fees and expenses, all whether arising under contract, by tort, at law, in equity or otherwise, and all guarantees, indemnifications and other undertakings of persons other than Borrower with respect to the foregoing. The entire Subordinated Indebtedness existing on the date of this Agreement is described in Exhibit A attached hereto and made a part hereof.

3.   Subordination.

     3.1 Subordination of Subordinated Indebtedness. Except for Permitted Payments made by Borrower to Subordinated Creditor where no Default or Senior Event of Default exists under any of the Obligations, Subordinated Creditor hereby subordinates and postpones the payment and the time of payment of all of the Subordinated Indebtedness to and in favor of the payment and the time of payment of all of the Obligations.

     3.2 Terms of Payment. Until the Obligations have been indefeasibly paid in full and all financing arrangements relating to the Obligations have been terminated:

          3.2.1No Prepayments. Subordinated Creditor will not accept from or on behalf of Borrower any prepayment, in cash or other property or in any other manner, on any of the Subordinated Indebtedness;

          3.2.2Permitted  Payments.  Subordinated  Creditor  will  not set  off, accept, take or receive, directly or indirectly, in cash or other property or in any other manner, any payment of any kind of all or any part of the Subordinated Indebtedness other than Permitted Payments, whether for principal, interest or otherwise; and, if a Senior Event of Default has occurred, the Subordinated Creditor will not set off, take, accept or receive, directly or indirectly, in cash or property or in any other manner, any payment of any kind whatsoever on any of the Subordinated Indebtedness;

          3.2.3Standstill. If a Junior Event of Default occurs under all or any part of the Subordinated Indebtedness, Subordinated Creditor will not ask, demand, accelerate, declare a default under, sue for, set off, accept, take or receive, directly or indirectly, in cash or other property or in any other manner, any payment of all or any part of the Subordinated Indebtedness; provided, however, that if while such Junior Event of Default remains uncured Lenders accelerate the indebtedness under the Obligations and exercises its rights as a secured party to the Collateral, then, in either such event, Subordinated Creditor may, upon notice to Lenders, accelerate and otherwise pursue its remedies with respect to the Subordinated Indebtedness, subject and subordinate in all respects to Lenders' rights under the Obligations and Lenders' rights in the Collateral, and subject to the other terms and conditions of this Agreement;

          3.2.4Notice of Junior Event of Default. Subordinated Creditor will give prompt notice to Agent of any Junior Event of Default that Subordinated Creditor declares or gives notice of to Borrower together with a copy of any notice given to Borrower relating to such default;

          3.2.5No Right to Possession of Assets. Notwithstanding any right to ask, demand, sue for, or exercise any other right or remedy with respect to the Subordinated Indebtedness, Subordinated Creditor will have no right to possession of any assets of Borrower or any Collateral or to foreclose or execute upon any such assets or the Collateral, by judicial action or otherwise except as provided in
               Section 3.2.3, above; and

          3.2.6No Amendments to Subordinated Indebtedness. Subordinated Creditor will not amend or modify all or any part of the Subordinated Indebtedness.

     3.3 Security for Subordinated Indebtedness. Subordinated Creditor agrees, represents and warrants that except for the collateral listed on the attached Exhibit A ("Permitted Collateral"), the Subordinated Indebtedness is not and will not be secured in any way directly or indirectly.

     3.4 Subordination of Lien. Subordinated Creditor hereby subordinates the lien and priority of any claim, security interest, lien or encumbrance and other interests now or hereafter acquired by Subordinated Creditor in and to the Collateral to Lenders' existing and future interest in the Collateral.

     3.5 No Assignment of Subordinated Indebtedness. Subordinated Creditor agrees not to subordinate, sell, assign, pledge, encumber, transfer or otherwise dispose of all or any part of the Subordinated Indebtedness or any Collateral therefor to any other person.

     3.6 Subordination Legend on Evidence of Subordinated Indebtedness. Subordinated Creditor agrees (a) that each note described in Exhibit A and all other instruments or documents now or hereafter evidencing all or any portion of the Subordinated Indebtedness will bear on their face a clear legend that it is subject to the terms of this Agreement,
          (b) that it will mark its books of account in such a manner as will be effective to give proper notice of the effect of this Agreement and
          (c) that it will execute such further documents and acknowledgments and take such further actions as Lenders may reasonably require to confirm or evidence its obligations under this Agreement.

4.   Distributions, Etc.

     4.1 Insolvency of Borrower. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to creditors of Borrower or to any indebtedness, liabilities and obligations of Borrower, or upon any liquidation, dissolution or other winding up of Borrower or Borrower's business, or in the event of any sale (singly or in the aggregate) of all or any substantial part of the assets of Borrower, or in the event of any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, whether or not on account of any Collateral, which will be payable or deliverable upon or with respect to all or any part of the Subordinated Indebtedness or the Collateral will be paid or delivered directly to Lenders for application to the Obligations (whether due or not due and in such order and manner as Lenders may elect) until the Obligations will have been fully paid and satisfied.

     4.2 Appointment of Agent as Attorney-in-Fact. Subordinated Creditor hereby irrevocably authorizes and empowers Agent on behalf of Lenders to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in Agent's own name or in the name of Subordinated Creditor or otherwise, as Agent may deem necessary or advisable to carry out the provisions of this Subordination Agreement. Subordinated Creditor hereby irrevocably authorizes and empowers Agent, and irrevocably appoints Agent, Subordinated Creditor's attorney-in-fact to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in Agent's own name or in the name of Subordinated Creditor or otherwise, as Agent may deem necessary or advisable to carry out the provisions of this Agreement. Subordinated Creditor hereby agrees to execute and deliver to Agent such other limited powers of attorney, assignments, endorsements or other instruments as may be requested by Agent in order to enable
          Agent to enforce any and all claims upon or with respect to the Subordinated Indebtedness and/or the Collateral, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness and/or the Collateral.

5. Receipt of Payments by Subordinated Creditor. Should any payment or distribution not permitted by the provisions of this Agreement or the Collateral or proceeds thereof be received by Subordinated Creditor upon or with respect to all or any part of the Subordinated Indebtedness and/or the Collateral prior to the full payment and satisfaction of the Obligations and the termination of all financing arrangements between Lenders and Borrower, Subordinated Creditor will deliver the same to Agent in precisely the form received (with the endorsement or assignment of Subordinated Creditor where necessary), for application to the Obligations (whether due or not due and in such order and manner as Lenders may elect), and, until so delivered, the same will be held in trust by Subordinated Creditor as property of Lenders. In the event of the failure of Subordinated Creditor to make any such endorsement or assignment, Agent, or any of its officers or employees on behalf of Agent, is hereby irrevocably authorized in its own name or in the name of Subordinated Creditor to make the same, and is hereby appointed Subordinated Creditor's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.

6. Consents, Waivers, Etc. Subordinated Creditor hereby consents that at any time and from time to time and with or without consideration, without further consent of or notice to Subordinated Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Subordination Agreement, Lenders may extend credit or other financial accommodation or benefit and loan monies to or for the account of Borrower, and may renew, extend, change the manner, time, place and terms of payment of, otherwise alter the terms of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner: (a) all or any part of the Obligations; (b) all or any of the agreements, documents or instruments evidencing, securing, guaranteeing or otherwise relating to all or any of the Obligations; (c) all or any part of the Collateral; and (d) any person at any time primarily or secondarily liable for all or any part of the Obligations and/or any Collateral, all as if this Subordination Agreement did not exist. This Subordination Agreement will not be affected, impaired or released by any delay or failure of Lenders to exercise any of their rights and remedies against Borrower or any guarantor or under any of the Obligations or against any collateral or security for any of the Obligations, by any failure of Lenders to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, Borrower or a subordinated creditor. Subordinated Creditor hereby agrees that all payments received by Lenders may be applied and reapplied, in whole or in part, to any of the Obligations, as Lenders, in their sole discretion, deems appropriate. Subordinated Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Obligations and/or the Collateral, notice of acceptance of this Subordination Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

7.   Representations  and  Warranties.   Subordinated  Creditor  represents  and
     warrants that:

     7.1 No Prior Assignment or Transfer. It is the sole holder and owner of the Subordinated Indebtedness and has not made any sale, assignment, pledge, encumbrance or other disposition of all or any part of the Subordinated Indebtedness, and the same is free from all encumbrances of any kind.

     7.2 Legal, Valid and Binding Agreement. This Agreement is the legal, valid and binding obligation of Subordinated Creditor, enforceable in accordance with its terms.

     7.3 No Violation of Other Agreements. This Agreement does not violate and is not in contravention of any other agreement to which Subordinated Creditor is a party.

8. Continuing Agreement. This is a continuing Subordination Agreement and will remain in full force and effect until all of Borrower's Obligations and Subordinated Creditor's obligations to Lenders have been fully performed and satisfied and until all financing agreements between Lenders and Borrower have been terminated.

9. Transfer or Assignment of Obligations, New Senior Lender. If any of the Obligations should be transferred or assigned by any of the Lenders, this Subordination Agreement will inure to the benefit of Lenders' transferee or assignee to the extent of such transfer or assignment, provided that
     Lenders will continue to have the unimpaired right to enforce this Subordination Agreement as to any of the Obligations not so transferred or assigned. In addition, if the Obligations are paid in full by a loan from the proceeds of one or more other financings by Borrower, regardless of whether or not this Agreement is assigned to the persons or entities providing such financing(s), the obligations under the Subordinated Indebtedness will be subordinate to such financings to the same extent as provided in this Agreement and Subordinated Creditor on the request of the persons or entities providing such financing(s) will enter into a subordination agreement with such persons or entities substantially similar to this Agreement to confirm such subordination.

10. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telecopy (followed by written confirmation), or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

         If to Agent at:                    PNC Bank, National Association
                                            One PNC Plaza
                                            249 Fifth Avenue, 6th Floor
                                            Pittsburgh, Pennsylvania 15222
                                            Attention: Doreen K. Casey
                                            Telephone: (412) 762-2881
                                            Telecopier: (412) 768-4369

         with a copy to:                    PNC Bank, National Association
                                            PNC Agency Services
                                            One PNC Plaza, 22nd Floor 249
                                            Fifth Avenue
                                            Pittsburgh, Pennsylvania 15222
         with a copy to:                    Frost Brown Todd LLC
                                            2200 PNC Center
                                            201 E. 5th Street
                                            Cincinnati, Ohio 45202
                                            Attention: Michael O'Grady
                                            Telephone: (513) 651-6800
                                            Facsimile: (513) 651-6981

         To Subordinated Creditor:          Obsidian Enterprises, Inc.
                                            111 Monument Circle
                                            Bank One Tower, Suite 4800
                                            Indianapolis, IN 46204
                                            Attention: Timothy S. Durham '
                                            Telephone: (317) 237-4122
                                            Facsimile: (317) 237- 0137

         With a copy to:                    Bamberger & Feibleman
                                            111 Monument Circle
                                            Bank One Tower, Suite 4800
                                            Indianapolis, IN 46204
                                            Attention: Neil E. Lucas
                                            Telephone: (317) 472-1480
                                            Facsimile: (317) 237-0137

All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telecopy, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

11.  Further Agreements.

     11.1 Suit by Subordinated Creditor. If Subordinated Creditor, contrary to this Agreement, commences or participates in any action or proceeding against Borrower or the Collateral, Borrower may interpose as a defense or dilatory plea the making of this Agreement, and Agent may intervene and interpose such defense or plea in Agent's name or in the name of Borrower. Should Subordinated Creditor, contrary to this Agreement, in any way attempt to enforce payment of the Subordinated Indebtedness or any part thereof, either Agent, in its own name or in the name of Borrower, Borrower itself or both Agent and Borrower, may restrain Subordinated Creditor from so doing, it being understood and agreed by Subordinated Creditor that (i) Lenders' and/or Borrower's damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) Subordinated Creditor waives any defense of Borrower and/or that Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages and/or any other defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance.

     11.2 Improper Payment by Borrower to Subordinated Creditor. If Subordinated Creditor, Borrower or both, contrary to this Agreement, make, attempt to or threaten to make any payment or take any action contrary to this Agreement, Agent may restrain Subordinated Creditor and Borrower from so doing, it being understood and agreed by Subordinated Creditor and Borrower that (i) Lenders' damages from their actions may at that time be difficult to ascertain and may be irreparable and (ii) Subordinated Creditor and Borrower waive any defense or claim that Borrower and/or Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages.

     11.3 Subrogation of Lenders. Subordinated Creditor also hereby agrees that, regardless of whether the Obligations are secured or unsecured, Lenders will be subrogated for Subordinated Creditor with respect to Subordinated Creditor's claims against Borrower and Subordinated Creditor's rights, liens and security interests, if any, in any of Borrower's assets and the proceeds thereof until all of the Obligations will have been fully paid and satisfied and all financing arrangements between Borrower and Lenders have been terminated. Subordinated Creditor agrees that no payment or distribution to Lenders pursuant to this Agreement will entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until all of the Obligations have been fully paid and all financing arrangements between Lenders and Borrower terminated.

     11.4 Effectiveness of Agreement. This Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned by Lenders upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all as though such payment had not been made.

     11.5 Indemnification of Lenders. Subordinated Creditor agrees to indemnify Lenders and to hold Lenders harmless for any and all expenses and obligations, including reasonable attorney's fees, as they arise, relating to actions of Subordinated Creditor taken contrary to this Agreement.

     11.6 No Obligation of Lenders to Borrower.  Nothing  herein  contained will
          obligate   Lenders  to  grant   credit  to,  or   continue   financing
          arrangements with, Borrower.

     11.7 Joint and Several Liability, Binding Nature of Agreement. If this Subordination Agreement is executed by more than one person or entity as the "Subordinated Creditor," the obligations of such persons or entities hereunder will be joint and several. Unless otherwise specified herein, any reference to "Subordinated Creditor" will mean each such person or entity executing this Note individually and all of such persons or entities collectively. This Subordination Agreement will bind Subordinated Creditor and the heirs, administrators, successors and assigns of Subordinated Creditor, and the benefits hereof will inure to the benefit of each of the Lenders and its successors and assigns. All references herein to the "Subordinated Creditor" and "Lenders" will be deemed to apply to Subordinated Creditor and Lenders and their respective heirs, administrators, successors and assigns.

     11.8 Gender, Etc. As used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders, as the context may require, and the term "person" will include an individual, a corporation, an association, a partnership, a trust, an organization or any other entity.

     11.9 Headings. The Section headings of this Agreement are for convenience only, and will not limit or otherwise affect any of the terms hereof.

     11.10No Third Party Beneficiaries. This Agreement is solely for the benefit of Lenders and will not give Borrower or any other person any right or remedy hereunder or by reason hereof.

     11.11No Waiver.  No delay or failure on the part of Lenders to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, will constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of its rights and remedies hereunder, and no modification or amendment of this Subordination Agreement, will be deemed to be made by Lenders unless the same will be in writing, duly signed on behalf of Lenders, and each such waiver, if any, will apply only with respect to the specific instance involved and will in no way impair the rights and remedies of Lenders hereunder in any other respect at any other time.

     11.12Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     11.13Governing Law. THIS  AGREEMENT WILL BE INTERPRETED  AND THE RIGHTS AND
          LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO ITS CONFLICTS OF LAWS AND PRINCIPLES.

     11.14Jurisdiction.  SUBORDINATED  CREDITOR  HEREBY  AGREES TO THE EXCLUSIVE
          JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MARION COUNTY, INDIANA; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT LENDERS OR AGENT ON BEHALF OF LENDERS FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AGAINST SUBORDINATED CREDITOR INDIVIDUALLY, OR AGAINST ANY PROPERTY OF SUBORDINATED
          CREDITOR WITHIN ANY OTHER STATE OR NATION. SUBORDINATED CREDITOR AND THE AGENT ACTING ON BEHALF OF LENDERS EACH WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.

     11.15Waiver of Jury Trial.  SUBORDINATED  CREDITOR AND AGENT EACH WAIVE ANY
          RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.


Signed as of October 25, 2002



                                    SUBORDINATED CREDITOR:

                                    OBSIDIAN ENTERPRISES, INC.


                                    By: /s/ Timothy S. Durham
                                        ---------------------------------
                                    Print Name:  Timothy S. Durham
                                    Title:  CEO


                                    AGENT ON BEHALF OF LENDERS:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Timothy S. Durham
                                        ---------------------------------
                                    Print Name:  Timothy S. Durham
                                    Title:  Vice President

                           ACKNOWLEDGMENT OF BORROWER

     U.S. RUBBER RECLAIMING, INC., Borrower referred to in the foregoing Subordination Agreement, hereby accepts and acknowledges receipt of a copy of the foregoing Subordination Agreement this 25TH day of October, 2002, and agrees that it will not pay any of the Subordinated Indebtedness (as defined in the foregoing Agreement) owing by it to Subordinated Creditor, except as the foregoing Agreement provides, or take any other action in contravention of the provisions of the foregoing Agreement and that all other terms, covenants and provisions of the foregoing Agreement will be duly performed and observed. In the event of a breach by Borrower or Subordinated Creditor of any of the terms, covenants or provisions herein or of the foregoing Agreement, then, in addition to and not in lieu of any other right or remedy of Lenders, all of the Obligations (as defined in the foregoing Agreement) will, at the option of Agent, and without presentment, demand, protest or notice of any kind, become immediately due and payable.

                                    BORROWER:

                                    U.S. RUBBER RECLAIMING, INC.

                                    By: /s/ Timothy S. Durham
                                        ---------------------------------
                                    Print Name:  Timothy S. Durham
                                    Title:  Chairman

                                    EXHIBIT A

l.   Description of Subordinated Indebtedness:

     Promissory Note dated as of October 25, 2002, in the original principal amount of $700,000, with a maturity date of March 1, 2007.

2. Verification of Subordination Legend which provides substantially as follows:

     " THIS DOCUMENT IS SUBJECT TO A SUBORDINATION AGREEMENT BETWEEN PNC BANK, NATIONAL ASSOCIATION, AS AGENT AND OBSIDIAN ENTERPRISES, INC. DATED OCTOBER 25,2002."

3.   Permitted Payments on Subordinated Indebtedness:

     Scheduled, non-accelerated payments of interest only.

4.   Permitted Collateral for Subordinated Indebtedness: All assets of Borrower.